UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant    |X|

Filed by a Party other than the Registrant    |_|

Check the appropriate box:

|X| Preliminary Proxy Statement                   |_| Confidential, for Use of
                                                      the Commission Only
|_| Definitive Proxy Statement                        (as permitted by Rule
                                                      14a-6(e)(2))
|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to ss.240.14a-12

                         CALYPTE BIOMEDICAL CORPORATION
                (Name of Registrant as Specified In Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the  appropriate  box):

|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                [GRAPHIC OMITTED]
                          5000 Hopyard Road, Suite 480
                              Pleasanton, CA 94588


May __, 2005

Dear Stockholder:

      You are cordially invited to attend Calypte Biomedical Corporation's 2005 Annual Meeting of Stockholders on Thursday, June 30, 2005. The meeting will begin promptly at 10:00 a.m. local time, at the Four Points Sheraton Hotel, located at 5115 Hopyard Road, Pleasanton, CA 94588.


      The official Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy, 2004 Annual Report to Stockholders and our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 are included with this letter The matters listed in the Notice of Annual Meeting of Stockholders are described in detail in the Proxy Statement, which you are urged to review carefully.


      Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope or vote by telephone or on-line as soon as possible so that your stock may be represented at the meeting.


                                                          Sincerely,

                                                          /s/ J. Richard George
                                                          ----------------------
                                                          J. Richard George
                                                          President and CEO

                                [GRAPHIC OMITTED]
                          5000 Hopyard Road, Suite 480
                              Pleasanton, CA 94588

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held on June 30, 2005

May __, 2005

      NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of Calypte Biomedical Corporation (the "Company") will be held at the Four Points Sheraton Hotel located at 5115 Hopyard Road, Pleasanton, California, 94588, on Thursday, June 30, 2005, at 10:00 a.m. local time, for the following purposes:


      1. To elect five directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors are elected.

      2. To vote on a proposal to approve the issuance of shares of common stock in excess of 19.99% of the outstanding common stock and price adjustments in connection with our April 2005 issuance of Notes and Warrants;

      3. To vote on a proposal to approve the issuance of additional shares of common stock and warrant shares and adjustment of the warrant exercise price in connection with amended securities granted to 3 the investors in our May and July 2004 placements;

      4. To vote on a proposal to adopt the Company's 2005 Director Incentive Plan (Appendix A hereto) and to authorize 18,000,000 shares of the Company's Common Stock for issuance thereunder;

      5. To vote on a proposal to amend the Company's 2004 Incentive Plan (Appendix B hereto) to increase by 17,000,0000 shares the number of shares of the Company's Common Stock authorized for issuance thereunder; to permit awards to employees, consultants and others who provide services to affiliates of the Company thereunder; and to increase to 20,000,000 shares the number of shares of Common Stock available for delivery as restricted stock and restricted stock units thereunder;

      6. To ratify the appointment by the Audit Committee and the Board of Directors of Odenberg Ullakko Muranishi & Co. LLP as the independent registered public accounting firm to audit the Company's 6 financial statements for the fiscal year ending December 31, 2005; and

      7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Stockholders of record on May 9, 2005 will be eligible to vote at this meeting. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. To ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope provided or to vote via the internet or by telephone. If you attend the meeting, you may vote in person even if you return a proxy.


                                          By order of the Board of Directors,

                                          /s/  J. Richard George
                                          J. Richard George
                                          President and Chief Executive Officer


                             YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please complete and return the proxy card in the envelope provided, which requires no postage if mailed in the United States.

                                [GRAPHIC OMITTED]

                          5000 Hopyard Road, Suite 480
                              Pleasanton, CA 94588

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Calypte Biomedical Corporation ("Calypte" or the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting"), and any postponements or adjournments thereof, to be held at the Four Points Sheraton Hotel located at 5115 Hopyard Road, Pleasanton, California 94588, on Thursday, June 30, 2005, at 10:00 a.m. local time. The telephone number at that address is (925) 460-8800. Every stockholder on the Record Date shall have the right to vote whether in person or by one or more agents authorized by a written proxy signed by the stockholder and filed with the secretary of the Company. The shares represented by the proxies received, properly dated and executed, and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of the Company on or about May __, 2005.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      The close of business on May 9, 2005 has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock of the Company, par value $0.03 per share, ("Common Stock") entitled to notice of and to vote at the Annual Meeting. At May 9, 2005, the Company had 171,243,303 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of a majority of voting power of the Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting except as otherwise provided by statute. Each holder of Common Stock on the Record Date is entitled to one vote for each share of Common Stock held by such stockholder, and stockholders shall not be entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

      Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. All of the proposals to come before the Annual Meeting require the approval of a majority of the shares of stock having voting power present. Abstentions as to a particular proposal will have the same effect as votes against such proposal. Broker non-votes, however, will be treated as not voted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

      The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted: (1) for the nominees for director named in the Proxy Statement; (2) for the approval to issue shares of our common stock in excess of 19.99% of our outstanding common stock and price adjustments in connections with our April 2005 issuance of notes and warrants; (3) for the approval to issue additional shares and warrants and to adjust the warrant exercise price in connection with the amended securities granted to the investors in our May 2004 and July 2004 private placements; (4) for adoption of the 2005 Director Incentive Plan and the authorization to reserve shares for issuance thereunder; (5) for the amendment to the 2004 Incentive Plan and the increase in authorized shares for issuance thereunder; and (6) for ratification of the appointment of Odenberg Ullakko Muranishi & Co. LLP, as the Company's registered independent public accounting firm for the year ending December 31, 2005.

      Should any matter not described above be acted upon at the meeting, the persons named in the proxy form will vote in accordance with their judgment.

      All costs of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitations may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation. The Company may also, at its discretion, retain the services of a paid solicitor to solicit proxies. If the Company retains a solicitor, it is anticipated that the cost will be approximately $10,000 and will be paid by the Company. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      At the Annual Meeting, five directors are to be elected to hold office until the 2006 Annual Meeting or until their successors are elected. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected or appointed and qualified. There are no family relationships among any of the directors or executive officers of the Company. The nominees listed below are all now Calypte directors. The Board knows of no reason why any nominee may be unable or unwilling to serve as a director. If any nominee is unable or unwilling to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may recommend. The nominees receiving the highest number of affirmative votes will be elected to the Board.

      Following is a list of our Directors and Executive Officers as of May 13, 2005.

Name                             Age               Calypte Position; Principal Occupation                   Director Since
----                             ---               --------------------------------------                   --------------

Roger I. Gale                    52         Chairman; Chairman, Wavecrest Group
                                              Enterprises Limited                                                 11/04

John J. DiPietro                 46         Director; Chief Financial Officer, Chronix
                                              Biomedical, Inc.                                                    10/99

Paul E. Freiman                  70         Director; President and Chief Executive Officer,
                                              Neurobiological Technologies, Inc.                                  12/97

Julius R. Krevans, M.D.          81         Director; Retired Chancellor Emeritus, Director
                                              of International Medical Services University of
                                              California, San Francisco                                           3/95

Maxim A. Soulimov                33         Director; Director of Legal Affairs, Global
                                              Corporate Ventures, Limited                                         4/04

J. Richard George, Ph.D.         63         President and Chief Executive Officer,
                                              Calypte Biomedical Corporation                                      N/A

Richard D. Brounstein            55         Executive Vice President and Chief Financial Officer,
                                              Calypte Biomedical Corporation                                      N/A

Richard R. Van Maanen            45         Vice-President - Operations and International Business
                                              Development, Calypte Biomedical Corporation                         N/A

      Roger I. Gale was appointed to the Company's Board of Directors and elected Chairman in November 2004. Mr. Gale has served since October 2001 as Executive Chairman of the Board of Directors of Wavecrest Group Enterprises Limited, a United Kingdom-based communications service provider. He is also a founder and director of Starnorth Limited, a communications and media consultancy. From 1999 to 2001, he was Chairman and co-founder of End2End Wireless Limited, a UK wireless access services provider. Mr. Gale has lectured in economics at the University of New England (Australia) and Lincoln College (New Zealand). He serves as a Director of Mechel Steel Group, a Russian corporation recently listed on the New York Stock Exchange (NYSE: "MTL"). Mr. Gale holds a Master of Economics degree from the University of New England, Australia and a Higher National Diploma from the Royal Agricultural College, Cirencester, Gloucestershire, England. Mr. Gale is one of two Directors appointed to the Company's Board pursuant to an August 2003 agreement between the Company and Marr Technologies BV ("Marr"). Marr is currently the Company's largest stockholder, holding approximately 27% of the Company's outstanding common stock.


      John J. DiPietro was elected to the Company's Board of Directors in October 1999. Since September 2002, he has served as the Chief Financial Officer of Chronix Biomedical Inc, a private biotechnology company. Since February 2003, Mr. DiPietro has also been a member of the Board of Chronix Biomedical. From September 1999 to September 2002 he had been the Chief Financial Officer and Vice President-Finance and Administration of Tripath Technology, Inc., a semi-conductor manufacturing company. He served as Calypte's Chief Operating Officer, Vice President of Finance, Chief Financial Officer and Secretary from December 1997 through September 1999. From October 1995 until December 1997, he served as Calypte's Vice President of Finance, Chief Financial Officer and Secretary. He is a Certified Public Accountant and received his M.B.A. from the University of Chicago, Graduate School of Business and a B.S. in Accounting from Lehigh University.

      Paul E. Freiman has served as a member of the Company's Board of Directors since December 1997. He has served as the President and Chief Executive Officer of Neurobiological Technologies, Inc. since May 1997. In 1995, Mr. Freiman retired from his position as Chairman and Chief Executive Officer of Syntex Corporation, a pharmaceutical company. Mr. Freiman is currently serving on the board of Penwest Pharmaceuticals Inc. and Neurobiological Technologies, Inc and several private biotechnology companies. He has been chairman of the
Pharmaceutical Manufacturers Association of America (PhARMA) and has also chaired a number of key PhARMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank.

      Julius R. Krevans, M.D. has served on the Company's Board of Directors since March 1995. Dr. Krevans served as Chancellor Emeritus and Director of International Medical Care at University of California at San Francisco from 1993 until his retirement in June 2002. He is also Chairman of the Board of Directors of Neoprobe Corporation. Dr. Krevans received his M.D. from New York University, College of Medicine and completed a residency in Medicine at Johns Hopkins University School of Medicine.

      Maxim A. Soulimov was appointed to the Company's Board of Directors in April 2004. Since November 2002, Mr. Soulimov has served as Director of Legal Affairs of Global Corporate Ventures Limited ("GCVL") of London, a company providing consultancy services to a variety of private investors including Marr and its affiliates. From April 2000 through October 2002, Mr. Soulimov served as in-house legal counsel for Lukoil Europe Limited and Lukoil Europe Holdings Limited, private companies involved in the management of all Lukoil downstream companies outside the Russian Federation. From September 1997 to April 2000, Mr. Soulimov served as Trainee and then as Assistant Solicitor in the London firm of Norton Rose Solicitors. Mr. Soulimov holds a Degree in Modern Languages from
Tver State University in Russia and an LLB Law degree from University of Hertfordshire in the United Kingdom. Mr. Soulimov is one of two Directors appointed to the Company's Board pursuant to an August 2003 agreement between the Company and Marr.

      J. Richard George, Ph.D. has served as Calypte's President and Chief Executive Officer since January 2004. Dr. George joined the Company in January 2003 as Vice President - Government Affairs. From September 2000 to March 2002, Dr. George served as Senior Vice President - Research & Development, Infectious Diseases at Orasure Technologies, Inc. (Nasdaq: OSUR). Dr. George served from April 1995 through August 2000 as Chief Science Officer of Epitope, Inc. (a predecessor company to Orasure Technologies, Inc.). Dr. George was employed in various roles at the Centers for Disease Control and Prevention (CDC) from 1960 to 1995. He left the CDC in 1995 as Chief of the Developmental Technology Section, Laboratory Investigations Branch of the Division of HIV/AIDS. Dr. George received his Ph.D. in Microbiology from the University of Georgia; he received his Master of Science and B.S. degrees in Biology from Georgia State University.

      Richard D. Brounstein has served as Executive Vice President and Chief Financial Officer since joining Calypte in December 2001, following a short period in which he served as a financial consultant and interim CFO. He also served as member of the Board of Directors from December 2001 until May 2003, when he did not stand for re-election. Prior to joining Calypte, Mr. Brounstein served as Chief Financial Officer for Certicom Corporation, a mobile and wireless software security company from 2000 to 2001. From 1997 to 2000, Mr. Brounstein served as Chief Financial Officer for VidaMed, Inc., a growth-stage medical device company. In March 2005 he was appointed to the SEC Advisory Committee on Smaller Public Companies, where Mr. Brounstein will represent micro-cap companies and companies in the life sciences industry. The role of the advisory committee is to advise the SEC on how best to assure that the costs of regulation for smaller companies under the Act and other securities laws are commensurate with the benefits. Mr. Brounstein is a CPA; he received both his MBA in Finance and his BA in Accounting from Michigan State University.

      Richard Van Maanen has served as Vice President-Operations and International Business Development since January 2004. Mr. Van Maanen joined Calypte in March 1993 as Director of Sales and Marketing. He was appointed
Director of International Business Development in January 2001. Mr. Van Maanen received his B.S. with honors from the University of Guelph, Canada.

Approval Required

      Approval of Proposal 1 requires the affirmative vote of a plurality of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

      The Board unanimously recommends a vote FOR the election of all named nominees. Proxies solicited by the Board will be so voted unless stockholders specify a different choice in their proxies.

                      THE BOARD OF DIRECTORS AND COMMITTEES

      Our Board of Directors directs the management of our business and affairs as provided by Delaware law and conducts its business through meetings of the full board of directors and three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The charter for each of these committees is available on our website at www.calypte.com. From time to time when necessary, the Board may establish other committees under its direction to address specific issues. The Board of Directors met 14 times and acted by unanimous written consent 4 times during 2004. During 2004, the Audit Committee met 8 times, the Compensation Committee met twice and acted once by unanimous written consent and the Nominating Committee met once and acted once by unanimous written consent. All directors attended at least 75% of the aggregate number of meetings of the Board and the standing committees on which they served in 2004 during the period in which they served as directors.

      The Audit Committee currently includes three independent Directors, Mr. Freiman as Chairman, Mr. DiPietro and Dr. Krevans. As described in its Charter, the duties and responsibilities of the Audit Committee include recommending to the Board of Directors the appointment or termination of the engagement of our independent public accountants, otherwise overseeing the independent auditor relationship, reviewing our significant accounting policies and internal controls and reporting its recommendations and findings to the full Board of Directors. The Board has determined that Messrs. Freiman and DiPietro are Audit Committee financial experts as defined by Item 401(e) of Regulation S-B of the Securities Exchange Act of 1934 (the "Exchange Act") and are independent within the meeting of Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

      The Compensation Committee currently includes Dr. Krevans as Chairman and Mr. Freiman. As described in its Charter, the Compensation Committee reviews and approves the compensation of our Chief Executive Officer and Chief Financial Officer, recommends to the Board the compensation of members of the Board and administers our stock option and other benefit plans.

      The Nominating Committee currently includes Mr. Freiman as Chairman and Dr. Krevans. As described in its Charter, the Nominating Committee assists the Board in fulfilling its oversight responsibilities relating to the Company's corporate governance matters, including the determination of the independence status of current and prospective Board members, periodic evaluation of the Board of Directors, its committees and individual directors, and the identification and selection of director nominees.

      The Nominating Committee will consider candidates nominated by stockholders in accordance with the procedures set forth in Calypte's by-laws. Under Calypte's by-laws, nominations other than those made by the Board of Directors or the Nominating Committee must be made pursuant to timely notice in proper written form to the secretary of Calypte. To be timely, a stockholder's request to nominate a person for election to the Board at an annual meeting of stockholders, together with the written consent of such person to serve as a Director, must be received by the Corporate Secretary of Calypte not less than 120 days prior to the anniversary of the annual meeting of shareholders held in the prior year. To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination.

                              DIRECTOR COMPENSATION


      We reimburse our Directors for their out-of-pocket travel expenses associated with their attendance at Board meetings. We did not pay cash compensation to any of our non-employee Directors in 2004 or thereafter. Under the terms of the 1995 Director Option Plan (the "Director Plan"), our non-employee directors are eligible to receive grants of options to purchase shares of our common stock. The Compensation Committee of the Board recommends and the Board approves the number of non-qualified stock options to purchase shares of common stock that will be granted each year to newly-elected and re-elected directors. Each option granted under the Director Plan is exercisable at 100% of the fair market value of our common stock on the date such option is granted. Each grant vests monthly over the twelve month period commencing with the director's date of election or re-election; however, the option will become vested and fully exercisable on the date of the next annual meeting of stockholders if such meeting occurs less than twelve months after the date of the grant. The Director Plan expires in 2005. In Proposal 4 in this proxy, we are seeking stockholder approval for a new plan for the benefit of our non-employee directors.


      The following table shows the number of shares of common stock issuable upon exercise of options granted to non-employee Directors under the Director Plan during the fiscal year ended December 31, 2004 and through April 30, 2005.


                                                                    Number of
                       Name and Position                            Options(1)
                       -----------------                            ----------
Roger I. Gale, Director (2)                                          200,000
John J. DiPietro, Director                                           200,000
Paul E. Freiman, Director                                            200,000
Julius Krevans M.D., Director                                        200,000
Otsuka Pharmaceuticals Co Ltd. (Zafar Randawa, Director) (3)         200,000
Maxim A. Soulimov, Director (4)                                      200,000

----------

(1) All options were granted at fair market value on the date of grant. Unless otherwise noted, each non-employee Board member was granted options to purchase 200,000 shares at $0.585 per share in February 2004 for service on the Board in 2004.

(2) Mr. Gale was granted options to purchase 200,000 shares at $0.31 per share in January 2005 pursuant to his appointment in November 2004 as a member of and Chairman of the Board.

(3) Dr. Randawa served as a member of the Board as a representative of Otsuka Pharmaceuticals under the terms of a previous investment agreement. Dr. Randawa resigned as a member of the Board effective June 30, 2004.

(4) Mr. Soulimov was granted options to purchase 200,000 shares at $0.56 per share in April 2004 pursuant to his appointment as a member of the Board.

                      INFORMATION ON EXECUTIVE COMPENSATION


      The following table sets forth certain compensation that we awarded or paid to persons who served as our Chief Executive Officer and as our other most highly compensated executive officers in 2004 (collectively, the "Named Executive Officers") for the years ended December 31, 2004, 2003 and 2002. The compensation table excludes other compensation in the form of perquisites and other personal benefits that constitute the lesser of $50,000 or 10% of the total salary and bonus earned by each of the named Executive Officers in each fiscal year.

                           Summary Compensation Table

                                                                                             Long-Term
                                                                                            Compensation
                                                                                             Securities
                                                                                             Underlying
                                                                                               Options             All Other
           Name and Principal Position            Year        Salary ($)       Bonus ($)      Granted (1)       Compensation ($)
           ---------------------------            ----        ----------       ---------      -----------       ----------------
Anthony J. Cataldo (2)                            2004        385,846                 0      5,000,000(3)         150,825(4)
   Former Executive Chairman                      2003        445,667(5)              0      2,492,341(6)               0
      of the Board                                2002        185,726(5)              0         30,000(6)               0
J. Richard George (7)                             2004        251,478                 0      5,000,000(3)               0
   Chief Executive Officer and                    2003        135,692                 0        103,494(8)               0
      President
Jay Oyakawa (9)                                   2004         28,269                 0        750,000(9)         350,000(9)
   Former President and Chief                     2003        209,941                 0              0                  0
      Operating Officer and Member of
      the Board
Richard D. Brounstein (10)                        2004        212,677                 0      1,500,000(3)               0
   Executive Vice President and                   2003        201,792                 0        757,371(11)              0
      Chief Financial Officer; Former             2002        122,596            15,000              0                  0
      Member of the Board
Richard R. VanMaanen (12)                         2004        203,630                 0      2,000,000(3)               0
   Vice President-Operations and                  2003        148,236                 0        131,636(13)         98,248(14)
      International Business Development          2002        131,729                 0         12,570(15)              0

----------

(1) All figures in this column represent options to purchase the Company's common stock.

(2) Mr. Cataldo served as Executive Chairman of the Board from May 2002 through November 2004. Concurrent with his joining the Company in May 2002, the Company entered into a five-year Employment Agreement with Mr. Cataldo that required an annual salary of $400,000. Mr. Cataldo resigned effective November 15, 2004 as the Company's Executive Chairman and as a member of its Board of Directors. Under the terms of a Separation and Consulting Agreement and Release of Claims effective November 15, 2004, the Company agreed to pay Mr. Cataldo approximately $1 million, of which approximately half was to be a non-cash payment.

(3) Represents an option to purchase the number of shares indicated at an exercise price of $0.585 per share, the market price of the Company's common stock on the February 18, 2004 conditional grant date. The grant was made on that date, subject to stockholder approval of the Company's 2004 Incentive Plan, which was approved by the Company's stockholders on June 22, 2004, the effective grant date. The grant, from the Company's 2004 Incentive Plan, is exercisable for 50% of the shares upon the effective grant date, with the remainder of the grant exercisable on June 22, 2005.

(4) Represents (i) $125,825 of compensation recognized upon Mr. Cataldo's exercise of 256,785 options at $0.01 per share on May 28, 2004, when the market price was $0.50 per share; and (ii) $25,000 paid in December 2004 under the terms of the Separation and Consulting Agreement and Release of Claims described in Note (2) above.

(5) At the Company's request, Mr. Cataldo deferred approximately 30% of his cash salary from May 2002 through April 2003. The figure reported for calendar 2002 is net of the deferral. At December 31, 2002, the Company had recorded salary expense totaling approximately $266,000 for Mr. Cataldo, including an accrual of approximately $80,000 for his deferred salary. All deferred amounts due Mr. Cataldo were paid during 2003 and the figure reported for calendar 2003 reflects the payment of all such deferred amounts.

(6) On May 10, 2002, when the market price of the Common Stock was $0.90 per share and pursuant to his employment agreement, Mr. Cataldo was granted fully-vested options to purchase 65,556 shares at $0.45 per share and options to purchase 200,000 shares at $0.90 per share, with the option to purchase 100,000 shares vested immediately and the option to purchase the remainder vested on the one-year anniversary of the option grant. In the fourth quarter of 2002, the Company renegotiated the terms of the option grant in Mr. Cataldo's employment agreement, canceling all but 30,000 of the options granted at $0.90. Mr. Cataldo was subsequently granted 235,556 fully-vested options at an exercise price of $0.32 per share, the market price of the Common Stock on the May 29, 2003 grant date, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the Company's 2000 Equity Incentive Plan. Additionally, on May 29, 2003, Mr. Cataldo was granted fully-exercisable options to purchase 256,785 shares at $0.01 per share, in recognition of an additional temporary salary deferral arrangement beyond that described in note (5) above, and options to purchase 2,000,000 shares at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant.

(7) Dr. George has served as President and Chief Executive Officer since January 2004. He joined the Company in January 2003 as Vice President of Government Affairs.

(8) Represents a fully-vested option grant for 16,827 shares at an exercise price of $0.01 per share in recognition of a temporary salary deferral arrangement and grants of 6,667 shares and 80,000 shares, both at an exercise price of $0.32 per share, which vest over a three year period from the grant date.

(9) Mr. Oyakawa served as the Company's President and Chief Operating Officer and member of the Board from June 2003 to January 2004. Under the terms of a January 19, 2004 Separation Agreement and Release, Mr. Oyakawa resigned from his positions as an officer and director of the Company effective on that date. Under the terms of the agreement, the Company paid Mr. Oyakawa a severance equal to one year's salary of $350,000. On January 15, 2004, when the market price of the common stock was $0.62 per share, the Company granted Mr. Oyakawa a two- year option to purchase 750,000 shares of common stock at an exercise price of $0.32 per share. Under the terms of the grant, the options became fully vested upon the signing of the Separation Agreement and Release. Mr. Oyakawa may exercise the options at any time through January 15, 2006.

(10) Mr. Brounstein has served as Executive Vice President and Chief Financial Officer since joining the Company in December 2001. He had served the Company as a financial consultant from July 2001 through December 2001. He served as a member of the Board from December 2001 until May 2003, when he did not stand for re-election.

(11) Mr. Brounstein was granted 25,000 fully-vested options at an exercise price of $0.32 per share, the market price of the Common Stock on the May 29, 2003 grant date, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the Company's 2000 Equity Incentive Plan. Under the terms of a January 2003 employment agreement, Mr. Brounstein was granted fully vested options to purchase 83,333 shares at an exercise price of $0.32 per share on May 29, 2003. Additionally, on May 29, 2003, Mr. Brounstein was granted fully-exercisable options to purchase 24,038 shares at $0.01 per share, in recognition of a temporary salary deferral arrangement, and options to purchase 625,000 shares at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant.

(12) Mr. Van Maanen has served as Vice President - Operations and International Business Development since January 2004. He joined the Company in March 1993 and served in various sales and marketing management positions prior to his January 2004 appointment.

(13) Represents a fully-vested option grant for 14,423 shares at an exercise price of $0.01 per share in recognition of a temporary salary deferral arrangement and grants of 37,213 shares and 80,000 shares, both at an exercise price of $0.32 per share, which vest over a three year period from the grant date.

(14) Represents compensation recognized upon Mr. Van Maanen's sale, at $1.36 per share, of options exercised for 14,423 shares at $0.01 per share and 37,213 shares at $0.32 per share in September 2003.

(15) Represents option grants for an aggregate of 12,570 shares, all of which were cancelled in the fourth quarter of 2002.

                     Stock Option Grants in Last Fiscal Year

                                Individual Grants

      The following table sets forth information concerning stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2004. Through May 13, 2005, there have been no subsequent options grants or other awards to the Named Executive Officers.

                                                       Percent of Total
                           Number of Securities       Options Granted  to
                                Underlying            Employees in Fiscal   Exercise Price
Name                         Options Granted               Year(1)            ($/sh)(2)      Expiration Date
----                         ---------------               -------            ---------      ---------------
Anthony J. Cataldo (3)          5,000,000                  23.90%              0.585           5/17/2007
J. Richard George               5,000,000                  23.90%              0.585           6/22/2014
Jay Oyakawa (4)                   750,000                   3.58%              0.320(4)        1/15/2006
Richard D. Brounstein           1,500,000                   7.17%              0.585           6/22/2014
Richard R. Van Maanen           2,000,000                   9.56%              0.585           6/22/2014

----------

(1) Based on the aggregate of options granted to employees and consultants to the Company to purchase 18,846,000 shares under the 2004 Incentive Plan and 1,454,080 shares under the 2000 Equity Incentive Plan and options to purchase 1,000,000 shares granted to non-employee Directors under the Director Plan during the year ended December 31, 2004, including grants to the Named Executive Officers.

(2) Except as otherwise noted, the exercise price for all option grants is the market price of the Company's common stock on February 18, 2004, the conditional grant date. The grants were made on that date subject to stockholder approval of the Company's 2004 Incentive Plan, which was approved by the Company's stockholders on June 22, 2004, the effective grant date. The grant is exercisable for 50% of the shares upon the effective grant date and for the remaining 50% of the grant on the one year anniversary thereof.

(3) Under the terms of the November 15, 2004 Separation and Consulting Agreement and Release of Claims between the Company and Mr. Cataldo, the Company agreed to accelerate the vesting of all his then-unvested options. The terms of the Separation Agreement and the option grant further provide that Mr. Cataldo's options remain exercisable for a period of 6 months following the termination of the consulting arrangement on November 15, 2006.

(4) Pursuant to the Employment Agreement between the Company and Mr. Oyakawa, on January 15, 2004, when the market price of its common stock was $0.62, the Company granted Mr. Oyakawa a two-year option to purchase 750,000 shares of common stock at $0.32 per share. Under the terms of the grant, the options became fully vested upon the signing of a Separation Agreement and Release, which was executed between the Company and Mr. Oyakawa on January 19, 2004. Mr. Oyakawa may exercise the options at any time through January 15, 2006.

The following table sets forth information concerning option exercises for the year ended December 31, 2004, with respect to each of the Named Executive Officers.

     Aggregated Option Exercises in 2004 and December 31, 2004 Option Values

                                                                                                            Value of Unexercised
                                                                      Number of Securities Underlying      n-the-Money Options at
                                    Shares                            Unexercisable Options at Fiscal       Fiscal Year End ($)
                                 Acquired on           Value                    Year End (#)                    (Exercisable/
Name                             Exercise (#)     Realized ($)(2)      (Exercisable/Unexercisable)(1)        Unexercisable)(1)(3)
----                             ------------     ---------------      ------------------------------        --------------------
Anthony J. Cataldo (4)                 256,785             128,393                     2,265,556 / 0                 60,684 / 0
J Richard George                             0                   0                   63,680 / 66,481              9,674 / 4,654
Jay Oyakawa (5)                              0                   0                       750,000 / 0                 52,500 / 0
Richard D. Brounstein                        0                   0                       757,371 / 0                 60,684 / 0
Richard R. Van Maanen                        0                   0                        80,000 / 0                  5,600 / 0

----------

(1) Reflects in-the-money options granted under the Company's 2000 Equity Incentive Plan. None of the options granted in 2004 from the Company's 2004 Incentive Plan is in-the-money at December 31, 2004.

(2) Value realized is based on the fair market value of the shares on the date of exercise as reported on the Over-The-Counter Bulletin Board minus the exercise price multiplied by the number of shares acquired on exercise.

(3) Value of unexercised in-the-money options is based on a value of $0.39 per share for the Company's common stock, the closing price on December 31, 2004 as quoted on the American Stock Exchange. Amounts reflect such market value minus the exercise price multiplied by the number of shares to be acquired on exercise and do not indicate that the optionee actually sold such stock.

(4) Under the terms of a November 15, 2004 Separation and Consulting Agreement and Release of Claims between the Company and Mr. Cataldo, the options continue to vest during the period of the consulting arrangement and remain exercisable for a period of 6 months following its termination on November 15, 2006.

(5) Pursuant to the Employment Agreement between the Company and Mr. Oyakawa, on January 15, 2004, when the fair market value of the Common Stock was $0.62, the Company granted Mr. Oyakawa options to purchase 750,000 shares of the Common Stock at $0.32 per share. Under the terms of the grant, the options became fully vested upon the signing of a Separation Agreement and Release, which was executed between the Company and Mr. Oyakawa on January 19, 2004. Mr. Oyakawa may exercise the options at any time through January 15, 2006.

                              Employment Contracts

In January 2004, the Company entered into a three year employment agreement with Dr. Richard George that includes an annual salary of $250,000 and, subject to the approval of the Company's stockholders of the 2004 Incentive Plan, the grant of options to purchase 5,000,000 shares of the Company's common stock. Upon the stockholders' approval of the 2004 Incentive Plan on June 22, 2004, the option was granted with an exercise price of $0.585 per share. The options are exercisable 50% upon grant and 50% on the one year anniversary of the grant and have a ten year term. In the event the Company should terminate Dr. George for other than cause prior to the expiration of the employment agreement, he is entitled to the remaining payments due for the full term of the agreement.

In January 2003, the Company entered into a twelve month employment agreement, with automatic renewal options, with Richard Brounstein that included a base salary of $200,000 plus options. Following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the Company's 2000 Equity Incentive Plan, on May 29, 2003, Mr. Brounstein was granted fully-exercisable options to purchase 24,038 shares of the Company's stock at $0.01 per share, in recognition of a salary deferral arrangement, fully-exercisable options to purchase 108,333 shares of the Company's common stock at $0.32 per share, and options to purchase 625,000 shares of the Company's stock at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant. On June 22, 2004, upon the approval by the Company's stockholders of the 2004 Incentive Plan, Mr. Brounstein was granted options to purchase 1,500,000 shares of the Company's common stock at $0.585 per share. The options are exercisable 50% upon grant and 50% on the one year anniversary of the grant and have a ten year term. In the event the Company should terminate Mr. Brounstein for other than cause, he is entitled to one year's salary under the terms of the agreement.

Section 16(A) Beneficial Ownership Compliance

      Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers, directors, and persons who own more than 10% of the Company's common stock (collectively, "Reporting Persons") to file initial reports of ownership and reports on changes in ownership with the Securities and Exchange Commission (the "Commission"). Such Reporting Persons are also required by Commission rules to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2004, all of the Company's Reporting Persons complied with all applicable Section 16(a) filing requirements.

Code of Business Conduct

      We have adopted a Code of Business Conduct that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer, and to the members of our Board of Directors. The Code of Business Conduct is posted on our website at www.calypte.com.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is responsible for administering the Company's executive compensation policies and programs. The Compensation Committee also reviews and approves the salaries and bonuses, if any, of the Company's executive officers as well as all grants of long term incentive and equity-based compensation awards. The Compensation Committee currently consists of two directors, each of whom are independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment as a Compensation Committee member. Further, the members of the Compensation Committee are directors who qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended and as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code.

         Executive Officer Compensation Policy. The Compensation Committee administers the Company's executive compensation policies with the objectives of:

o     aligning the interests of executive officers with the long-term  interests
      of  the  Company's   stockholders;

o providing competitive levels of compensation which are, in large part, conditioned on the Company's attainment of specified performance targets and/or stock price appreciation; and

o attracting, motivating and retaining the best possible executive talent for the benefit of the Company's stockholders.

      In assessing overall compensation for executive officers, the Compensation Committee considers the Company's performance and industry position, and general industry data. In furtherance of these goals, the components of executive compensation are linked to both Company and individual performance.

     Employment Agreements. With the exception of the Vice President-Operations, each Named Executive Officer is employed by the Company pursuant to a written agreement of employment. Each employment agreement reflects the terms that the Compensation Committee believed were appropriate and/or necessary to obtain or retain the services of the particular executive officer at the time it was executed, within the framework of the Company's compensation policies and its financial condition. The Compensation Committee has considered the advisability of using employment agreements and determined that under certain circumstances it is in the best interests of the Company and its stockholders insofar as it permits the Company to achieve its desired goals of retaining the best possible executive talent. In addition, each employment agreement contains restrictive covenants, including non-competition, non-solicitation and confidentiality covenants, for the benefit of the Company. The Compensation Committee has determined that the use of employment agreements may be necessary in certain cases to help ensure the retention of key executive officers, to attract additional executive talent to the Company and to impose appropriate restrictive covenants on such officers.

     Components of Executive Compensation. The material elements of the Company's current executive compensation arrangements include base salary and equity incentive awards. In 2004 and in prior years, equity awards were generally granted in the form of options to purchase shares of Common Stock. This strategy is intended to increase the beneficial ownership of Common Stock by Company executives while at the same time continuing to align their interests with those of the Company's stockholders.

     The  Company  does  not   presently   have  a  formal  annual  bonus  plan.
Nevertheless, subject to the availability of sufficient cash resources, executives and certain other key employees are eligible to earn annual cash or stock bonuses for achievement of both Company-wide and individual or departmental goals.

     In 2005, the Company expects to continue to use options to purchase Common Stock as a primary vehicle for equity grants to further align the interests of Company employees with Company stockholders. The Compensation Committee and Company management currently view this approach as the most appropriate and effective manner of meeting the critical goals of retaining key management employees and minimizing cash outflows, while at the same time aligning the interests of key employees and stockholders. The 2004 Incentive Plan permits the Company to issue a variety of other equity-based awards in addition to stock options, which the Compensation Committee and management may consider in the future.

     Base Salaries. Base salary represents the fixed component of the executive compensation program. Base salaries of the Chief Executive Officer, Chief Financial Officer, Vice President-Operations and senior management are determined by reviewing comparable market base salary compensation, individual performance, and relevant experience and demonstrated capabilities in meeting the requirements of the position. The Compensation Committee also evaluates the Company's attainment of its stated overall goals and targets and the individual's contribution toward and performance in attaining such goals when considering modifications to the individual's base salary.


     Long-term Incentive Awards. As noted previously, the Committee believes that stock option grants or other equity awards serve to align the goals of the Company's stockholders and employees. In addition to that objective, the Company's equity incentive plan also assists the Company in providing (1) a long-term incentive to help reduce employee turnover, (2) a competitive package for recruiting new employees, (3) a long-term reward for loyalty, dedication and service, and (4) the vehicle for employees to share in the rewards of "building stockholder value."

   Executive Chairman Compensation

     In May 2002, in conjunction with a financing proposal enabling the continuation of the Company's operations, the independent members of the Company's Board entered into a five-year employment agreement with Anthony Cataldo to serve as the Company's Executive Chairman. The employment agreement specified a base annual salary of $400,000 and allowed for annual increases based on the Company's performance and approval of the Compensation Committee. The Compensation Committee did not adjust Mr. Cataldo's base salary during 2003 or 2004. On May 10, 2002, when the market price of the Common Stock was $0.90 per share, the Company granted Mr. Cataldo fully-vested options to purchase 65,556 shares of Common Stock at $0.45 per share and options to purchase 200,000 shares of Common Stock at $0.90 per share, with the option to purchase 100,000 shares vested immediately and the option to purchase the remainder vesting on the one-year anniversary of the option grant. Both option grants had a five-year term. In the fourth quarter of 2002, the Company renegotiated the terms of the option grant contained in Mr. Cataldo's Employment Agreement, canceling all but 30,000 of the options granted at $0.90. Subsequently, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the Company's 2000 Equity Incentive Plan, on May 29, 2003, Mr. Cataldo was granted 235,556 fully-vested options at an exercise price of $0.32 per share, the market price of the Common Stock on that date. Additionally, on May 29, 2003, Mr. Cataldo was granted fully-exercisable options to purchase 256,785 shares of Common Stock at $0.01 per share, in recognition of an additional salary deferral arrangement, and options to purchase 2,000,000 shares of Common Stock at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant. Upon approval by the Company's stockholders of the adoption of the Company's 2004 Incentive Plan on June 22, 2004, Mr. Cataldo was granted options to purchase 5,000,000 shares of the Company's common stock at an exercise price of $0.585 per share, the price of the Common Stock on February 24, 2004, the date the Committee approved the grant subject to stockholder approval. The options have a ten-year term and are exercisable 50% upon grant and 50% one year thereafter. On November 15, 2004, Mr. Cataldo resigned from his position as Executive Chairman and as Director of the Company. In connection with his resignation, the Company and Mr. Cataldo entered into an Separation and Consulting Agreement and Release of Claims (the "Agreement") pursuant to which Mr. Cataldo's total remuneration is $1,033,389, plus the payment of a portion of his COBRA medical insurance costs. Mr. Cataldo will receive a total cash payment of $513,389, payable on a monthly basis over a two-year period commencing on December 15, 2004, with acceleration of $75,000 in April 2005 in conjunction with the Company's closing of a financing in excess of $5,000,000. Additionally, under the terms of the Agreement, on January 3, 2005, the Company applied $520,000 to the exercise of 1,625,000 of Mr. Cataldo's stock options at an exercise price of $0.32 per share. Mr. Cataldo will provide advisory services under the Agreement as may be requested by the Company's Chief Executive Officer.

     Chief  Executive   Officer,   President,   and  Chief   Operating   Officer
     Compensation

     In June 2003, the Company entered into a five year employment agreement with Jay Oyakawa, the Company's former President and Chief Operating Officer and member of the Board, that included an annual base salary of $350,000. On January 15, 2004, when the market price of the Common Stock was $0.62 per share, Mr. Oyakawa was granted a two-year option to purchase 750,000 shares of Common Stock exercisable at $0.32 pursuant to the 2000 Plan. The option became fully vested on January 19, 2004, upon the effectiveness of a Separation Agreement and Release between the Company and Mr. Oyakawa. On January 19, 2004, Mr. Oyakawa resigned from his position as President, Chief Operating Officer and as a member of the Board. Under the terms of the Separation Agreement and Release, the Company paid Mr. Oyakawa severance in an amount equal to one year's salary of $350,000 over a twelve month period. Mr. Oyakawa may exercise the options for two years from the date of grant.


     In January 2004, the Company entered into a three year employment agreement with J. Richard George to serve as the Company's Chief Executive Officer and President and that includes an annual base salary of $250,000. Upon approval by the Company's stockholders of the adoption of the Company's 2004 Incentive Plan on June 22, 2004, Dr. George was granted options to purchase 5,000,000 shares of the Company's common stock at an exercise price of $0.585 per share, the price of the Common Stock on February 24, 2004, the date the Committee approved the grant subject to stockholder approval. The options have a ten-year term and are exercisable 50% upon grant and 50% one year thereafter. Effective April 1, 2005, the Compensation Committee approved an increase in Dr. George's annual base salary to $350,000. The Compensation Committee considers this level of compensation appropriate in view of Dr. George's background, leadership and accomplishments.

     Chief Financial Officer Compensation

     On January 1, 2003, the Company entered into a twelve month employment agreement, with automatic renewal options, with Richard D. Brounstein, the Company's Executive Vice President and Chief Financial Officer, that included an annual base salary of $200,000, which has not been adjusted since the commencement of the employment agreement. The employment agreement also included the grant of options to purchase 83,333 shares of Common Stock at an exercise price of $1.50 per share, subject to stockholder approval of amendments at the 2003 Annual Meeting of Stockholders to the Company's 2000 Equity Incentive Plan. The options granted were to be fully vested on the grant date. In the fourth quarter of 2002, Mr. Brounstein permitted the Company to cancel the outstanding options previously granted to him. Subsequently, following stockholder approval at the May 20, 2003 Annual Stockholders' Meeting of amendments to the 2000 Plan, on May 29, 2003 Mr. Brounstein was granted 25,000 fully-vested options at an exercise price of $0.32 per share, the market price of the Common Stock on that date. The options granted conditionally to Mr. Brounstein under his Employment Agreement were also granted as fully vested at $0.32 per share on May 29, 2003. Additionally, on May 29, 2003, Mr. Brounstein was granted fully-exercisable options to purchase 24,038 shares of Common Stock at $0.01 per share, in recognition of an earlier temporary salary deferral arrangement, and options to purchase 625,000 shares of Common Stock at $0.32 per share. The latter options were exercisable 50% upon grant and 50% on the one year anniversary of the grant. Upon approval by the Company's stockholders of the adoption of the Company's 2004 Incentive Plan on June 22, 2004, Mr. Brounstein was granted options to purchase 1,500,000 shares of the Company's common stock at an exercise price of $0.585 per share, the price of the Common Stock on February 24, 2004, the date the Committee approved the grant subject to stockholder approval. The options have a ten-year term and are exercisable 50% upon grant and 50% one year thereafter. The Committee considers this level of compensation appropriate in view of Mr. Brounstein's background, leadership and accomplishments.

     Vice-President - Operations Compensation

     In January 2004, the Company appointed Mr. Richard Van Maanen as Vice-President Operations and International Business Development at an annual base salary of $200,000. Mr. Van Maanen has been an employee of the Company since 1993 in a variety of marketing and sales positions. The Company has not entered into an employment contract with Mr. Van Maanen. Upon approval by the Company's stockholders of the adoption of the Company's 2004 Incentive Plan on June 22, 2004, Mr. Van Maanen was granted options to purchase 2,000,000 shares of the Company's common stock at an exercise price of $0.585 per share, the price of the Common Stock on February 24, 2004, the date the Committee approved the grant subject to stockholder approval. The options have a ten-year term and are exercisable 50% upon grant and 50% one year thereafter. The Committee considers this level of compensation appropriate in view of Mr. Van Maanen's background, leadership and accomplishments.

              SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD


                                               Julius R. Krevans, M.D., Chairman
                                               Paul E. Freiman

April 28, 2005

Compensation Committee Interlocks and Insider Participation

During 2004, the Compensation Committee consisted of Dr. Julius Krevans and Mr. Paul Freiman, each of whom is a non-employee director. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.


                            REPORT OF AUDIT COMMITTEE

The following report of the Audit Committee of the Board shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing by the Company under either the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference. The following report shall not otherwise be deemed filed under such Acts.

         The role of the Audit Committee (the "Committee") is to assist the Board in its oversight of the integrity of the Company's financial reporting process, the Company's compliance with legal and regulatory requirements, and the Company's independent registered public accounting firm's qualifications and independence. The Audit Committee operates pursuant to a Charter that was last amended and restated by the Board on March 7, 2005 and is included herein as Appendix C. At December 31, 2004, the Audit Committee consisted of: Paul E. Freiman (Chairman), John J. DiPietro and Julius R. Krevans, M.D. Dr. Krevans replaced Zafar I. Randawa, Ph.D., who resigned as a member of the Board of Directors effective June 30, 2004. Each Audit Committee member is financially literate under applicable American Stock Exchange listing standards, and Mr. Freiman and Mr. DiPietro also are "audit committee financial experts" as defined by the SEC. All members of the Audit Committee also meet the audit committee independence requirements under the SEC and AMEX rules.

         Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America ("GAAP").

         In the performance of its oversight function, the Committee met and held discussions with management and Odenberg Ullakko Muranishi & Co. LLP ("OUM"), the Company's independent registered public accounting firm. Management represented to the Committee that the Company's audited consolidated financial statements for the year ended December 31, 2004 were prepared in accordance with GAAP, and the Committee reviewed and discussed the consolidated financial statements for the year ended December 31, 2004 with management and with OUM. The Committee also discussed with OUM the matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, as modified or supplemented.

         In addition, the Committee discussed with OUM their independence from the Company and its management, and OUM provided to the Committee the written disclosures and letter required from the independent registered public accounting firm by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as modified or supplemented.

         The Committee discussed with the OUM the overall scope and plans for their audit. The Committee met with OUM, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         The members of the Committee are not professionally engaged in the practice of auditing and therefore rely without independent verification on the information provided to them and on the representations made by management and the report of the independent registered public accounting firm Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's reviews and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with GAAP or that the Company's auditors are in fact "independent." The Audit Committee's responsibility is to monitor and review these processes, acting in an oversight capacity, and the Audit Committee does not certify the financial statements, internal control over financial reporting or guarantee the independent registered public accounting firm's reports.

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Audit Committee's Charter, the Committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB and Form 10-KSB/A (No.1) for the year ended December 31, 2004 for filing with the SEC.

         The Committee has recommended and the Board has appointed OUM as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. The Audit Committee and the Board request that stockholders ratify such appointment.

                  SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD

                                                     Paul E. Freiman, Chairman
                                                     John J. DiPietro
                                                     Julius R. Krevans, M.D.

April 28, 2005


         Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

         On December 23, 2003, we dismissed KPMG LLP ("KPMG") as our independent auditor. During 2003, KPMG's report on our financial statements did not contain an adverse opinion or disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles. The decision to dismiss KPMG was recommended by the Audit Committee. We had a disagreement with KPMG regarding whether conditions necessary for KPMG to complete its review of our interim financial statements contained in our Quarterly Report on Form 10-QSB for the period ended September 30, 2003 and to audit our financial statements for our fiscal year ended December 31, 2003 had been satisfied. The subject matter of the disagreement regarded whether KPMG believed that the Audit Committee had adequately conducted an investigation of the matters reported in an informal inquiry initiated by the SEC and had taken appropriate remedial actions. The Audit Committee and its outside counsel discussed with KPMG the findings of the Audit Committee's investigation into the informal inquiry matters and the Audit Committee's recommended remedial actions. The Audit Committee, with the assistance of its outside counsel, unsuccessfully attempted to resolve the disagreement with KPMG.

         Subsequently, by letter dated July 14, 2004, the SEC Division of Enforcement notified us that the matter has been terminated and that no enforcement action has been recommended by the Commission at this time.

         On December 24, 2003, upon approval of the Audit Committee, we engaged Odenberg Ullakko Muranishi & Co. LLP ("OUM") to audit our consolidated financial statements for each of the two years ending December 31, 2003 and 2002 and to review our interim financial statements contained in the our Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2003. During our two most recent fiscal years prior to 2003 and through December 24, 2003, we had not consulted with OUM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided that was an important factor that we considered in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

         We provided OUM with a copy of the disclosures contained in our Form 8-K, Item 4 filings and provided OUM with an opportunity to furnish us a letter addressed to the SEC containing any new information, clarification of our expression of our views, or the respects in which it does not agree with the statements we have made herein. OUM has advised us that it has reviewed these filings and has no basis on which to submit a letter addressed to the SEC in response to Item 304(a) of Regulation S-B.


                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS


         Odenberg Ullakko Muranishi & Co. LLP ("OUM") is the independent registered public accounting firm that audited the Company's financial statements for the years ended December 31, 2004 and 2003. The Audit Committee first engaged OUM in December 2003. OUM performed no services for the Company during calendar 2003, but performed audit and review services for 2003 during calendar 2004. The aggregate fees billed during 2004 for each of the following categories of services are set forth below:

                                                   2004          2003 and 2002
                                                 --------        -------------
         Audit fees                              $191,280            $ 135,000
         Audit-related fees                      $ 29,447                   --
         Tax fees                                      --                   --
         All other fees                                --                   --

         "Audit fees" include fees invoiced in 2004 for the audits of the Company's annual financial statements for 2004, 2003 and 2002 and the quarterly review of the statements for the quarters ended March 31, June 30, and September 30, 2004, and September 30, 2003 as well as fees for consultation regarding accounting issues and their impact on or presentation in the Company's financial statements. "Audit-related services" consists primarily of the review of registration statements and the issuance of related consents. "Tax fees" include tax planning and the preparation of the Company's tax returns. OUM does not provide any tax or financial information systems design or implementation services to the Company.

         Since the engagement of OUM in December 2003, the Audit Committee has pre-approved all audit and permissible non-audit services provided by OUM.

         The following table summarizes fees billed for services during 2003 by KPMG LLP, the Company's former auditors, for each of the following categories of service:

                                                               2003
                                                             --------
                      Audit fees                             $108,450
                      Audit-related fees                     $ 62,075
                      Tax fees                                     --
                      All other fees                         $ 53,365

         "Audit fees" include fees invoiced in 2003 for the audit of the Company's annual financial statements for 2002 and the quarterly reviews of the statements for calendar 2003 through September 30, 2003, as well as fees for consultation regarding accounting issues and their impact on or presentation in the Company's financial statements. "Audit-related services" consisted primarily of the review of registration statements and the issuance of related consents. "Tax fees" include tax planning and the preparation of the Company's tax returns. KPMG did not provide any tax or financial information systems design or implementation services to the Company. "All other fees" represents fees billed during the fourth quarter of 2003 in connection with KPMG's review of documentation supplied by the Company to the Audit Committee's outside counsel related to the SEC's informal inquiry described in Part I, Item 8 of this Form 10-KSB/A (No.1).

Certain Relationships and Related Transactions

In August 2001, the Company issued a $400,000 8.5% Promissory Note to LHC Corporation, the parent company of its then-largest stockholder. The Company renegotiated the note during 2001, 2002 and subsequently in 2003. The Company repaid the note in 2003. In November 2003, the Company entered into a Note Purchase Agreement with Marr Technologies, BV ("Marr"), its largest stockholder, that it subsequently modifed during 2004. The Company issued no notes under this facility prior to its December 31, 2004 expiration.


In connection with Marr's purchase of an aggregate of $2.5 million of the Company's common stock during 2003, the Company signed a Memorandum Of Understanding to create a joint venture with Marr in China to market the Company's current and future products. Additionally, the Nominating Committee of the Company's Board of Directors agreed to grant Marr the right to nominate two mutually-agreeable representatives to the Company's Board of Directors. During 2004, Roger I. Gale and Maxim A. Soulimov, who were both initially nominated by Marr, were added to the Company's Board of Directors.


In November 2003, the Company formed a joint venture, Beijing Calypte Biomedical Technology Ltd., with Marr Technologies Limited, an affiliate of Marr, in which the Company owns 51% of the stock.

                             STOCK PERFORMANCE CHART


      The graph below compares the cumulative total stockholder return on the Common Stock assuming an initial investment on December 31, 1999. The Corporation's return is shown with the cumulative total return of the American Stock Exchange Market Value (U.S.) Index, the NASDAQ Stock Market--U.S. Index, the American Stock Exchange Health Products and Services Index and the Nasdaq Biotechnology Index. The graph assumes a $100 investment made at the beginning of the respective period and reinvestment of all dividends.


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

       AMONG CALYPTE BIOMEDICAL CORPORATION, THE NASDAQ STOCK MARKET (U.S) INDEX, THE AMERICAN STOCK EXCHANGE MARKET VALUE (U.S) INDEX, THE NASDAQ
       BIOTECHNOLOGY INDEX AND THE AMEX HEALTH PRODUCTS AND SERVICES INDEX

         [TABLE BELOW REPRESENTS A LINE CHART IN THE ORIGINAL DOCUMENT]

                                            Cumulative Total Return ($)
                                 -----------------------------------------------
                                 12/99   12/00   12/01   12/02   12/03    12/04

CALYPTE BIOMEDICAL CORPORATION   100.00   74.47   13.16    3.84    1.10     0.92
NASDAQ STOCK MARKET (U.S.)       100.00   60.30   45.49   26.40   38.36    40.51
AMEX MARKET VALUE (U.S.)         100.00   77.40   68.68   58.74   83.47   102.61
NASDAQ BIOTECHNOLOGY             100.00  153.84  124.26   69.11   96.95   100.60
AMEX HEALTH PRODUCTS & SERVICES  100.00  147.36  111.91   66.33  115.24   115.15

* $100 invested on 12/31/99 in stock or index - including reinvestment of dividends. Fiscal year ending December 31.

         Security Ownership of Certain Beneficial Owners and Management


      Except as set forth in the footnotes to this table, the following table sets forth information known to the Company with respect to the beneficial ownership of its common stock as of May 13, 2005 for (i) all persons known by the Company to own beneficially more than 5% of its outstanding Common Stock,
(ii) each of the Company's  directors,  (iii) each Named  Executive  Officer and
(iv) all directors and executive officers of the Company as a group.

                                                                                    Shares
                                                                                 Beneficially      % of
                5% Stockholders, Directors and Officers (1)                         Owned        Total (2)
                -------------------------------------------                         -----        ---------
Marr Technologies BV (3)                                                          59,062,225        32.12
   Strawinskylaan 1431
   1077XX, Amsterdam
   The Netherlands
SF Capital Partners Ltd. (4)                                                      18,050,000         9.99
    3600 South Lake Drive
    St. Francis, WI 53235
Roger I. Gale (5)                                                                  1,215,000            *
J. Richard George (6)                                                              5,075,717         2.88
Richard D. Brounstein  (7)                                                         2,257,371         1.30
John J. DiPietro (8)                                                                 307,977            *
Paul E. Freiman (9)                                                                  309,901            *
Julius Krevans, M.D.(10)                                                             308,468            *
Maxim A. Soulimov (11)                                                               200,000            *
Richard R. Van Maanen (12)                                                         2,053,589         1.19

All current directors and executive officers as a group (8 persons)               11,728,023         6.42

----------

*     Represents beneficial ownership of less than 1%.

(1) To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in this table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Calypte Biomedical Corporation, 5000 Hopyard Road, Suite 480, Pleasanton, California 94588.

(2)   Based on 171,243,303 shares outstanding as of May 13, 2005.

(3) Marat Safin has voting and investment control over shares held by Marr Technologies BV. Based on holdings reported in Amendment No. 4 to Schedule 13D dated August 9, 2004 filed with the Securities and Exchange Commission plus 9,333,333 shares subject to Secured 8% Convertible Notes that are immediately convertible, 3,125,000 shares subject to warrants exercisable within 60 days and 188,741 shares underlying convertible notes issuable within 60 days in payment of interest on the 8% Convertible Notes. Excludes 14,033,333 shares underlying warrants not exercisable until October 4, 2005.

(4) Michael A. Roth and Brian J. Stark possess voting and dispositive power over all of the shares owned by SF Capital Partners Ltd. This number includes 8,632,324 shares of common stock and 3,500,000 shares of common stock issuable upon exercise of warrants acquired in our May 2004 private placement. Under the terms of the Secured 8% Senior Convertible Notes (the "Notes") and warrants ("Warrants") acquired by SF Capital Partners Ltd. in April 2005, SF Capital may convert the Notes into 13,333,333 shares of our common stock and the Warrants may be exercised for the purchase of 19,333,333 shares of our common stock. The Warrants are not exercisable prior to October 4, 2005 and, accordingly, are excluded from the number of shares reported as beneficially owned. The Notes are convertible only to the extent that the number of shares of common stock issuable pursuant to the Notes or Warrants, together with the number of shares of common stock owned by SF Capital (but not including shares of common stock underlying unconverted portions of the Notes or unexercised portions of the Warrants) would not exceed 9.999% of the then-outstanding common stock as determined in accordance with Section 13(d) of the Exchange Act. Accordingly, the number of shares of stock shown as beneficially owned by SF Capital is limited to 9.999% of the then-outstanding shares. In the absence of ownership limitations, SF Capital would beneficially own 25,735,287 shares or 13.66%, including 269,630 shares underlying convertible notes issuable in payment of interest on the Notes within 60 days, of our then-outstanding common stock as determined in accordance with Section 13(d) of the Exchange Act.

(5) Includes 1,050,000 shares subject to options exercisable within 60 days. Marr Technologies BV ("Marr"), the beneficial owner of 58,873,484 shares of Calypte Common stock (the "Marr Holdings") was granted the right to nominate two (2) mutually-agreeable candidates for appointment to the Calypte Board of Directors pursuant to an August 2003 agreement. Mr. Gale was nominated by Marr and subsequently appointed as a Director on November 15, 2004 upon the recommendation of the Nominating Committee and the approval of the Calypte Board of Directors. Mr. Gale disclaims any direct or indirect beneficial ownership of Marr Holdings and does not exercise any control nor does he take part in any investment decisions undertaken by Marr and does not have a direct or indirect pecuniary interest in Marr Holdings.

(6)   Includes 5,075,717 shares subject to options exercisable within 60 days.

(7)   Includes 2,257,371 shares subject to options exercisable within 60 days.

(8)   Includes 307,734 shares subject to options exercisable within 60 days.

(9)   Includes 309,901 shares subject to options exercisable within 60 days.

(10)  Includes 308,001 shares subject to options exercisable within 60 days.

(11) Includes 200,000 shares subject to options exercisable within 60 days. Marr Technologies BV ("Marr"), the beneficial owner of 58,873,484 shares of Calypte Common stock (the "Marr Holdings") was granted the right to nominate two (2) mutually agreeable candidates for appointment to the Calypte Board of Directors pursuant to an August 2003 agreement. Mr. Soulimov was nominated by Marr and subsequently appointed as a director on April 2, 2004 upon the recommendation of the Nominating Committee and the approval of the Calypte Board of Directors. He was re-elected as a Director at the annual Meeting of Stockholders on June 22, 2004. Mr. Soulimov disclaims any direct or indirect beneficial ownership of Marr Holdings and does not exercise any control nor does he take part in any investment decisions undertaken by Marr and does not have a direct or indirect pecuniary interest in Marr Holdings.

(12)  Includes 2,053,334 shares subject to options exercisable within 60 days.


Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers, directors, and persons who own more than 10% of the Company's common stock (collectively, "Reporting Persons") to file initial reports of ownership and reports on changes in ownership with the Securities and Exchange Commission (the "Commission"). Such Reporting Persons are also required by Commission rules to furnish the Company with copies of all Section 16(a) forms that they file. To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2004, all of the Company's Reporting Persons complied with all applicable Section 16(a) filing requirements.

Code of Business Conduct

      We have adopted a Code of Business Conduct that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer, and to the members of our Board of Directors. The Code of Business Conduct is posted on our website at www.calypte.com.

 PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF 19.99%
  OF THE OUTSTANDING COMMON STOCK AND PRICE ADJUSTMENTS IN CONNECTION WITH OUR
                    APRIL 2005 ISSUANCE OF NOTES AND WARRANTS
                                  (Proposal 2)

On April 4, 2005, in order to meet our need for additional working capital, we entered into a Purchase Agreement dated as of that date (the "Purchase Agreement") pursuant to which we concluded a private placement (the "April 2005 Placement") to five institutional investors (the "2005 Investors") of $8,000,000 million in aggregate principal amount of our Secured 8% Senior Convertible Notes due on April 3, 2007 (the "Notes"). The Notes are convertible at $0.30 per Share (the "Conversion Price") into 26,666,667 shares (the "Conversion Shares") of our Common Stock, par value $0.03 per share ("Common Stock" or "Shares"), subject to anti-dilution adjustments (discussed more specifically below). The Notes provide for interest to be paid in cash or, subject to certain conditions, by accreting the interest to principal (the "Notes Interest Provision"), increasing thereby the number of Shares into which the Notes are convertible.

We also issued to the 2005 Investors in the April 2005 Placement Series A Common Stock purchase warrants (the "Series A Warrants") and Series B Common Stock purchase warrants (the "Series B Warrants"), each expiring on April 3, 2010. The Series A Warrants are exercisable to purchase 26,666,667 shares of Common Stock at $0.325 per Share (the "Series A Warrant Shares"). The Series B Warrants are exercisable to purchase 12,000,000 shares of Common Stock at $0.325 per Share (the "Series B Warrant Shares"). The terms of the Series A Warrants and the Series B Warrants provide that they cannot be exercised prior to six months after their issue date. The Series A Warrants and the Series B Warrants provide for anti-dilution and other adjustments of Series A Warrant Shares and Series B Warrant Shares and the exercise prices thereof.

In consideration of financial advisory services rendered prior to and in connection with the April 2005 Placement, and pursuant to our agreements with two agents, we issued to those agents, cumulatively, (i) $97,500 principal amount of Notes; (ii) Series A Warrants to purchase 325,000 Series A Warrant Shares and Series B Warrants to purchase 146,250 Series B Warrant Shares; and
(iii) Series A Warrants, modified to remove anti-dilution rights (the "Agent Fee Warrants"), to purchase 533,333 Series A Warrant Shares at $0.30 per Share and 1,333,333 Series A Warrant Shares at $0.23 per Share (the Series A Warrant Shares issuable upon exercise of the Agent Fee Warrants are called the "Agent Fee Warrant Shares").

If, without regard to any anti-dilution or other adjustments, the Notes were converted in full and the Series A Warrants, Series B Warrants and the Agent Fee Warrants were exercised in full, we would be required to issue 67,996,250 Shares, which is equal to 39.7% of our Common Stock outstanding on April 4, 2005. Our Shares trade on the American Stock Exchange ("AMEX"). As a result of AMEX Rule 713 and the agreement we entered into with AMEX as a condition to the listing of our Shares on AMEX, we are required to obtain approval of our stockholders before issuing or becoming required to issue any shares in excess of 19.99% of our outstanding Common Stock, which was 34,224,397 Shares on April 4, 2005. Due to the urgency of our need to obtain additional working capital in early 2005, we entered into the April 2005 Placement before seeking stockholder approval of the issuance of Shares in excess of 19.99% of our Common Stock. In order to comply with AMEX requirements applicable to us, the 2005 Investors and we agreed to structure the April 2005 Placement to make subject to prior approval by our stockholders the effectiveness of any provisions of the April 2005 Placement that would cause more than 19.99% of our Common Stock to be issued. Doing so enabled us to complete the April 2005 Placement prior to obtaining such stockholder approval without violating AMEX's requirements.

We are required pursuant to the AMEX requirements and the terms of the April 2005 Placement to obtain the approval of our stockholders before issuing or becoming required to issue any Shares in excess of the 34,224,397 Shares constituting 19.99% of our outstanding Common Stock on April 4, 2005. Such issuance above 19.99% of our outstanding Common Stock on April 4, 2005, could occur upon:

      o the effectiveness of the anti-dilution provisions of the Notes pursuant to which the number of Conversion Shares issuable could be increased as a result of our issuance within one year of the issue date of the Notes any Common Stock or Common Stock equivalents for a price less than the Conversion Price, thereby causing the Conversion Price to be reduced to be equal to the price of the new securities issued (the "Notes Anti-dilution Adjustments"); and

      o the effectiveness of the anti-dilution provision of the Series A Warrants (but not the Series B Warrants or the Agent Fee Warrants) pursuant to which, within one year of the issue date of the Series A Warrants, the exercise price of the Series A Warrants could be reduced to be equal to the price of any Common Stock or Common Stock equivalents we issue for a price less than the exercise price of the Series A Warrants (the "Series A Warrants Anti-dilution Adjustment").

The  April  2005  Placement   transaction   documents  provide  that  the  Notes
Anti-dilution Adjustments and the Series A Warrants Anti-dilution Adjustment will not become effective unless our stockholders approve them.

If, prior to obtaining stockholder approval of Proposal 2, the Notes Anti-dilution Adjustments were to become effective or the Series A Warrants Anti-dilution Adjustment were to become effective, we would not be in compliance with the AMEX rules and would violate our listing agreement with AMEX, with the result that our Shares would be subject to delisting by AMEX. A delisting of our Shares from AMEX would likely have a material adverse effect on the market value of our Shares and would materially impair the ability of our stockholders to sell their Shares. To avoid that result, we agreed with the 2005 Investors in the April 2005 Placement to seek stockholder approval for the potential issuance of Shares in excess of the 34,224,397 Shares described above pursuant to the Notes Anti-dilution Adjustments and the Series A Warrants Anti-dilution Adjustment. We have made Proposal 2 in order to fulfill our obligation under the Purchase Agreement to seek stockholder approval of such potential issuances and adjustments. Pending such approval, the Notes Anti-dilution Adjustments and the Series A Warrants Anti-dilution Adjustment cannot be effected.

Proposal 2 requests our stockholders to approve the issuance of Shares pursuant to the April 2005 Placement in excess of 19.99% of our Common Stock and to approve the potential reduction of the Conversion Price pursuant to the Notes Anti-dilution Adjustments and the exercise price of the Series A Warrants pursuant to the Series A Warrants Anti-dilution Adjustment. Our Board of Directors recommends that stockholders vote FOR Proposal 2.

Description of the Notes

The form of the Notes was filed as Exhibit 10.157 to our Form 8-K filed on April 5, 2005. The principal terms of the Notes are summarized below:

Maturity, Interest, Conversion. The Notes will mature on the second anniversary of the date of their issuance and bear interest at the rate of 8% per annum. We will pay interest on a quarterly basis, either in cash or, if Proposal 2 is approved by the stockholders and as long as we satisfy the applicable conditions set forth in the Notes, pursuant to the Notes Interest Provision by accreting interest to the principal amount due under the Notes.

Security, Priority, Ranking. Pursuant to a Security Agreement (the "Security Agreement") entered into concurrently with the Notes, the Notes are secured by all of our assets, except certain equipment that we currently own or may acquire in the future that is (or will be) subject to separate purchase money security interests. The Notes rank at least pari passu in right of payment with all our other indebtedness.

Certain Covenants. The Purchase Agreement and the Security Agreement contain covenants and events of default that are customary for high-yield senior notes. The Security Agreement provides for: (1) limitations on our ability and the ability of our subsidiaries to incur or guarantee indebtedness; (2) limitations on dividends and other payments to holders of equity and subordinated debt; (3) limitations on investments; (4) limitations on sale and leaseback transactions;
(5) limitations on asset sales, consolidations and mergers; (6) limitations on creating or assuming liens; and (7) limitations on transactions with affiliates. These provisions have certain exceptions, minimums and carve-outs. In particular, the limitation on incurrence of indebtedness permits us to incur (i) up to $3,000,000 in additional unsecured debt; (ii) up to an additional $3,000,000 in purchase money debt obligations; (iii) unsecured debt in connection with a $5,500,000 credit facility with Marr Technologies B.V. ("Marr"); and (iv) up to $5,000,000 in debt associated with foreign subsidiaries.

Conversion; Participation Rights. The holders of the Notes have the right to convert their Notes into Shares at any time on or prior to their maturity date. Any Note that is not converted into Shares prior to the maturity date will be repaid on the maturity date.

The number of Shares to be issued upon conversion of the Notes is determined by dividing the principal amount to be converted (together with any accrued but unpaid interest on such principal amount) by the Conversion Price. The initial Conversion Price is $0.30. Assuming that all the Notes are converted into Shares on the maturity date at the Conversion Price, the Notes (excluding Conversion Shares issued pursuant to the Notes Interest Provision) will convert into 26,991,667 Conversion Shares. Assuming that all interest due on the Notes on the maturity date is paid by accretion to principal pursuant to the Notes Interest Provision, the interest would be converted into 4,702,335 Conversion Shares. The Notes contain customary provisions for the adjustment of the Conversion Price in the event that we declare a stock dividend or stock split or any tender offer, merger, consolidation, recapitalization, reorganization or similar transaction.

In addition, provided the stockholders approve Proposal 2, if we issue or sell Shares or any security convertible or exchangeable into Shares within one year of the issue date of the Notes at a price per Share that is less than the Conversion Price on the issue date of the Notes, the Conversion Price shall be reduced, pursuant to the Notes Anti-dilution Adjustments, to be equal to such lower price. Applicability of the Notes Anti-Dilution Adjustments is subject to exclusions for issuances related to prior transactions and issuances to employees and consultants, and issuances in connection with strategic transactions and capital leases. For example, if, within one year from April 4, 2005, we raise additional funds by issuing Shares for a price of $0.21 per Share, the Conversion Price would be decreased from $0.30 per share to $0.21 per share and we would be required to issue 11,567,857 additional Shares if the Notes were fully converted.

In addition to the Notes Anti-Dilution Adjustments, if we issue additional Common Stock or Common Stock equivalents within one year of the issue date, each of the 2005 Investors will have the right, but not the obligation, to participate in such issuance, upon the same terms as those offered, so that the 2005 Investor's percentage ownership of the Company remains the same.

Forced Conversion. Any time after eighteen months following the issue date, we can require the holders of the Notes to convert their Notes if (i) the daily volume weighted average price of Shares for each of 20 consecutive trading days is greater than a price per Share derived by multiplying the conversion price by the number two (2); (ii) we have met various conditions regarding authorization to issue shares, stock exchange listing and registration of shares; (iii) the average daily trading volume of our Common Stock is at least 450,000 Shares (as adjusted for stock splits and reverse stock splits); and (iv) we are not in default on the Notes.

Change of Control. In the event of a change of control (which includes the acquisition by a party of more than one-third of the equity of the Company) while the Notes are outstanding, the holders have the right to require us to purchase the then outstanding Notes, plus accrued interest, at 115% of the face amount of the Notes.

Events of Default. The Notes contain events of default that are customary for high-yield securities, including failure to make payments of principal and interest when due, breaches of covenants, cross-default of capital lease obligations and other indebtedness, change of control, prepayment of Notes and other indebtedness, bankruptcy, insolvency, unsatisfied judgment defaults, delisting of stock, failure to maintain authorized shares for conversions, failure to register shares and violations of the covenants and agreements contemplated in the Purchase Agreement.

Modification, Amendments. The Purchase Agreement and the Security Agreement may be amended with the consent of the holders of a majority of the aggregate principal amount of the Notes then outstanding. Without the consent of each holder of an outstanding Note, no amendment may, among other things, (1) reduce the amount of Notes whose holders must consent to any amendment; (2) reduce the rate of or extend the time for payment of interest on any Note; (3) reduce the principal of or extend the maturity of any Note; or (4) impair the right of any holder to receive payment of principal of and interest on such holder's Note on or after the due dates therefore or to institute suit for the enforcement of any payment on or with respect to such holder's Note.

Description of the Series A Warrants

The form of the Series A Warrants was filed as Exhibit 10.159 to our Form 8-K filed on April 5, 2005. The principal terms of the Series A Warrants are summarized below:

The Series A Warrants are exercisable, at any time after six months from the issue date, for a period of five years from the issue date. We have issued Series A Warrants to purchase an aggregate of 26,991,667 Shares at $0.325 per share. The Series A Warrants contain customary provisions for adjustment of the exercise price in the event that we declare a stock dividend or stock split or effect any tender offer, merger, consolidation, recapitalization, reorganization or similar transaction. In addition, if we issue or sell Common Stock or any security convertible or exchangeable into Common Stock within one year of the issue date of the Series A Warrants at a price per Share that is less than the Series A Warrant exercise price on the issue date, the Series A Warrant exercise price shall be reduced to be equal to such lower price. For example, if, within one year from April 4, 2005, we raise additional funds by issuing Shares for a price of $0.21 per Share, the Series A Warrant exercise price would be decreased from $0.325 per share to $0.21 per share. No additional Series A Warrant Shares would be issuable. Such adjustment of the Series A Warrant exercise price is subject to exclusions for issuances related to prior transactions, and issuances to employees and consultants, and issuances in connection with strategic transactions and capital leases.

Description of the Agent Fee Warrants

The principal terms of the Agent Fee Warrants are summarized below:

The Agent Fee Warrants are exercisable, at any time after six months from the issue date, for a period of five years from the issue date. We have issued Agent Fee Warrants to purchase an aggregate of 533,333 shares of Common Stock at $0.325 per share and an aggregate of 1,333,333 shares of Common Stock at $0.23 per share. The Agent Fee Warrants exercise price is subject to adjustment only in the event that we declare a stock dividend or stock split or effect any tender offer, merger, consolidation, recapitalization, reorganization or similar transaction.

Description of the Series B Warrants

The form of the Series B Warrants was filed as Exhibit 10.160 to our Form 8-K filed on April 5, 2005. The principal terms of the Series B Warrants are summarized below:

The Series B Warrants are exercisable, at any time after six months from the issue date, for a period of five years from the issue date. We have issued Series B Warrants to purchase an aggregate of 12,146,250 shares of common Stock at $0.325 per share. The Series B Warrant exercise price is subject to adjustment in the event that we declare a stock dividend or stock split or effect any tender offer, merger, consolidation, recapitalization, reorganization or similar transaction. At any time after the Series B Warrant can be exercised, we can require the holders of the Series B Warrant to exercise their Series B Warrant if (i) the daily volume weighted average price of Shares for each of 20 consecutive trading days is greater than a price per Share derived by multiplying the Series B Warrant Exercise Price by the number 1.667, (ii) we have met various conditions regarding authorization to issue shares, listing on an exchange and registration of shares, (iii) the average daily trading volume of our Shares is at least 450,000 shares (as adjusted for stock splits and reverse stock splits), and (iv) we are not in default on the Notes.

Registration Rights

We have agreed to register the resale of the Conversion Shares, the Series A Warrant Shares, the Series B Warrant Shares and the Agent Fee Warrants. In the event we fail to register the Conversion Shares within the prescribed time, we will be obligated to pay liquidated damages in cash based on our failure to timely register those shares.

Limitations of Conversion of Notes and Exercise of Series A Warrants and Series B Warrants

The Notes, the Series A Warrants and the Series B Warrants contain provisions that prevent any holder from converting any part of the Notes or exercising any part of the Series A Warrants or the Series B Warrants if such conversion or exercise would result in such holder beneficially owning, or having the right to vote, more than 9.999% of our outstanding shares of Common Stock. This provision prevents us from requiring the conversion of any Note or the exercise of any Series B Warrant by a holder that would result in such holder beneficially owning, or having the right to vote, more than 9.999% of our outstanding shares of Common Stock. That limitation is not contained in the Notes, the Series A Warrants and the Series B Warrants issued to Marr, as Marr currently owns more than 9.999% of our outstanding shares of Common Stock.

Voting Agreement

To facilitate the approval of Proposal 2, we entered into a voting agreement with Marr and SF Capital Partners LP ("SF") pursuant to which each of Marr and SF agreed to vote its eligible shares of Common Stock in favor of Proposal 2 and we agreed to use our reasonable best efforts to seek approval of Proposal 2 at our annual stockholders' meeting. Marr and SF will not, however, be permitted to vote shares of Common Stock they acquired as a result of conversion of their Notes or exercise of their Series A Warrants or Series B Warrants on Proposal 2.

Consideration Received

We issued $8,000,000 aggregate principal amount of the Notes to the 2005 Investors, for aggregate net proceeds of $7,667,500. We used $2,000,000 of the net proceeds to repay the 7% Promissory Note issued to Marr in January 2005. The balance of the proceeds from the Notes will be used for general working capital purposes as well as for the commercialization of our rapid tests for HIV-1/2 diagnosis.

Effect of April 2005 Placement and Stockholder Vote on Existing Stockholders

The exact number of shares of Common Stock into which the Notes, the Series A Warrants and the Series B Warrants may ultimately be convertible and exercisable may vary over time as described above. Assuming that all the Notes are converted into shares of Common Stock on the maturity date at the initial Conversion Price of $0.30, the Notes will be converted into 26,991,667 shares of Common Stock (excluding any Shares issuable as a result of the Notes Interest Provision). Assuming that all the Series A Warrants are exercised on the expiration date at the initial Exercise Price of $0.325, the Series A Warrants will be converted into 26,991,667 shares of Common Stock. Assuming that all the Series B Warrants are exercised on the expiration date at the initial Exercise Price of $0.325, the Series B Warrants will be converted into 12,146,250 shares of Common Stock. Assuming that all the Agent Fee Warrants are exercised on the expiration date at their initial exercise prices of $0.30 and $0.23, the Agent Fee Warrants will be converted into 1,866,666 shares of Common Stock. Assuming no other changes in current stockholdings or shares outstanding, the stockholdings of all stockholders other than holders of the Notes, the Series A Warrants and the Series B Warrants would be diluted from 100% of the total outstanding shares of Common Stock to approximately 72% of the total outstanding shares of Common Stock. This dilution could adversely affect the market price of the shares of Common Stock.

If the stockholders approve Proposal 2, the Notes Anti-Dilution Adjustments and the Series A Anti-dilution Adjustment will become effective. If we were to engage in a new equity issuance within one year of the issue date of the Notes at a price per share less than $0.30, the Conversion Price and the exercise price of the Series A Warrants would be adjusted downward pursuant to the formulas described above. If we were to engage in a new equity issuance within one year of the issue date of the Notes at a price per share between $0.30 and $0.325, the Exercise Price of the Series A Warrants only would be adjusted downward pursuant to the formulas described above. The downward adjustment in the Conversion Price (but not in the exercise price of the Series A Warrant) would result in the issuance of a greater number of Conversion Shares upon conversion of the Notes thereby resulting in greater dilution of all stockholders other than holders of the Notes, the Series A Warrants and the Series B Warrants.

If the stockholders do not approve Proposal 2, the Notes Anti-Dilution Adjustments and the Series A Warrants Anti-dilution Adjustment will not become fully effective, although all other provisions of the Notes, the Series A Warrants and the Series B Warrants will remain outstanding and will be otherwise unaffected. Specifically, if the stockholders do not approve Proposal 2, (i) the Notes Anti-Dilution Adjustments will not be effective to the extent it would result in the decrease of the Conversion Price and issuance of additional Conversion Shares in connection with subsequent events triggering the Notes Anti-Dilution Adjustment Provision; and (ii) the Series A Warrants Anti-dilution Adjustment will not be effective to the extent it would result in the decrease of the exercise price of the Series A Warrants.

Approval Required

Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

The Board recommends a vote FOR Proposal 2 to approve the issuance of Shares in excess of 19.99% of our outstanding Common Stock in connection with the rights granted in the Notes, the Series A Warrants and the Series B Warrants and to authorize the conversion price and exercise adjustments in the Notes and Series A Warrants. All proxies solicited by the Board will be voted FOR Proposal 2 unless stockholders specify a contrary choice in their proxies.

   PROPOSAL TO APPROVE THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK AND WARRANT SHARES AND ADJUSTMENT OF WARRANT EXERCISE PRICE IN CONNECTION WITH
AMENDED SECURITIES GRANTED TO THE INVESTORS IN OUR MAY AND JULY 2004 PLACEMENTS
                                  (Proposal 3)

On May 28, 2004, and July 9, 2004, we concluded two separate, unrelated private placements (together, the 2004 Transactions") of Shares and common stock purchase warrants (the "2004 Warrants") to 12 institutional investors (the "2004 Investors"). In the 2004 Transactions we issued, in the aggregate, 26,970,000 Shares and 2004 Warrants to purchase 10,741,500 Shares (the "Original 2004 Warrant Shares"). The 2004 Investors were granted one-year anti-dilution rights (the "2004 Anti-dilution Rights") that would be triggered by our issuance of Shares or securities convertible or exchangeable into Shares at a price less than $0.40 per Share. Subsequent to the 2004 Transactions, as a prerequisite to the listing of our Shares on AMEX, we agreed with AMEX that, without first obtaining prior stockholder approval, we would not issue any additional Shares to the 2004 Investors, increase the number of Original 2004 Warrant Shares issuable as a result of a decrease of the exercise price of the 2004 Warrants, pursuant to the 2004 Anti-dilution Rights.

The terms of the April 2005 Placement, described in Proposal 2 of this Proxy Statement, would have triggered the 2004 Anti-dilution Rights, which, if given effect before being approved by our Stockholders, would have caused us to be in breach of our listing agreement with AMEX. Due to the urgency of our need to obtain additional working capital in early 2005, we entered into the April 2005 Placement before seeking stockholder approval of the 2004 Anti-dilution Rights. In order to do so and to comply with the AMEX requirements applicable to us, we entered into an amendment agreement with the 2004 Investors (the "Amendment"), in which we agreed to revise the 2004 Anti-dilution Rights and grant the 2004 Investors additional rights (as described below) and the 2004 Investors agreed to subject the applicability of the 2004 Anti-dilution Rights and the effectiveness of the Amendment to approval by our stockholders, thereby permitting us to complete the April 2005 Placement prior to obtaining such stockholder approval without violating AMEX's requirements. Proposal 3 requests our stockholders to approve our issuance to the 2004 Investors of additional Shares and additional 2004 Warrants and the adjustment of the exercise price of the currently outstanding 2004 Warrants, as provided in the Amendment. Our Board of Directors recommends that stockholders vote for Proposal 3.

The Amendment, if approved by our stockholders, amends the respective terms of the 2004 Transactions to provide for the following cumulative changes in the securities issued to the 2004 Investors (collectively, the "Amended Securities"). (Amounts in parenthesis are the original 2004 Anti-dilution Rights due as a result of the April 2005 Placement.)

      (1) an increase to 7,079,625 (from 6,742,500) in the number of Shares to be issued, as a result of the April 2005 Placement, pursuant to the 2004 Anti-dilution Rights;

      (2) an increase, as a result of the April 2005 Placement, in the number of 2004 Warrants to purchase 1,253,177 (from 1,193,501) Shares, at an exercise price of $0.325 (reduced from $0.45) per Share; and

      (3) an adjustment, as a result of the April 2005 Placement, of the $0.50 per share exercise price of the Original 2004 Warrant Shares to $0.45 per Share.

Registration Rights with Respect to the Amended Securities

The additional Shares issuable pursuant to the Amendment will initially be restricted securities and together with additional Shares issued upon exercise of the 2004 Warrants will be subject to the registration rights granted in the 2004 Transactions, which are customary registration rights for the resale of common stock issued in private placements. The initial 2004 Warrants are all still held by the 2004 Investors and the additional Shares and warrants will only be issued to the 2004 Investors.

Voting Agreement with Respect to the Amendment

To facilitate the approval of Proposal 3, we entered into a voting agreement with Marr, our largest current stockholder and our largest stockholder prior to the 2004 Transactions, pursuant to which Marr has agreed to vote its eligible Shares in favor of Proposal 3 and we agreed to use our reasonable best efforts to seek approval of Proposal 3 at our annual stockholders' meeting. Marr will not, however, be permitted to vote Shares it acquired in the 2004 Transactions on Proposal 3.

No Additional Consideration Received from the Amended Securities

We will not receive any additional consideration in connection with the issuance of the Amended Securities, unless some or all of the 2004 Warrants are exercised.

Effect of the Amendment on Existing Stockholders

If the stockholders approve Proposal 3, the rights of the Amended Securities will become effective and we will (i) issue 7,079,625 Shares, (ii) reduce the exercise price of the 10,741,500 2004 Warrants issued in the 2004 Placements and currently held by the 2004 Investors from $0.50 per share to $0.45 per Share; and (iii) issue 1,253,177 Additional 2004 Warrant Shares at $0.325 per Share. Assuming no other changes in current stockholdings or shares outstanding, the issuance of the Amended Securities will dilute the stockholdings of all stockholders other than stockholders receiving the Amended Securities from 100% of the total outstanding shares of Common Stock to approximately 95% of the total outstanding shares of Common Stock. This dilution could adversely affect the market price of the shares of Common Stock.

If the stockholders do not approve Proposal 3, the rights of the Amended Securities will not become effective, although all other provisions of the 2004 Placements and 2004 Warrants will remain fully effective. The 2004 Anti-dilution Rights will remain fully effective with respect to any future financings to the extent that they occur within one year of the 2004 Placements and at a price below $0.40 per share.

If the stockholders do not approve Proposal 3 at the annual stockholders' meeting, we are contractually obligated by the terms of the Amendment to use our reasonable best efforts to continue to seek approval of Proposal 3. Accordingly, while we will owe no penalties to the 2004 PIPE Investors for failure to obtain stockholder approval of Proposal 3, we will be required to bear certain marginal costs to include such proposal in our proxy materials for every meeting we hold on a going-forward basis until such proposal is approved by our stockholders.

Approval Required

Approval of Proposal 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

The Board recommends a vote FOR Proposal 3 to approve the Amendment and the Amended Securities. All proxies solicited by the Board will be voted FOR Proposal 3 unless stockholders specify a contrary choice in their proxies.

            PROPOSAL TO ADOPT THE CALYPTE BIOMEDICAL CORPORATION 2005
                            DIRECTOR INCENTIVE PLAN
                                  (Proposal 4)

      On March 7, 2005, the Board adopted, subject to approval by the stockholders at the Annual Meeting, the Calypte Biomedical Corporation 2005 Director Incentive Plan, (the "2005 Director Plan"). The text of the 2005 Director Plan is attached as Appendix A to this Proxy Statement Stockholders are being asked to approve the adoption of the 2005 Director Plan and to approve the reservation for issuance thereunder of up to 18,000,000 shares of Common Stock.

      Purpose. The purpose of the 2005 Director Plan is to attract and retain the best available personnel for service as Outside Directors of the Company and its affiliates, to provide additional incentive to the Outside Directors of the Company and its affiliates to serve as directors, and to encourage their continued service. Outside Director, for purposes of the 2005 Director Plan only, means a Director who is not an employee or a greater than 10% stockholder, directly or beneficially, of the Company or an Affiliate. The 2005 Director Plan is designed to permit the Company to provide several different forms of awards to meet varying conditions, including incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units, other equity-based or equity-related award and incentive awards based on achievement of performance goals (collectively, the "Awards").

      General. The 2005 Director Plan authorizes the granting of Awards with respect to an aggregate of 18,000,000 shares of Common Stock. The 18,000,000 shares reserved under the 2005 Director Plan equal approximately 11% of the outstanding Common Stock as of May 13, 2005. The 2005 Director Plan will replace the 1995 Director Option Plan (the "1995 Plan"), which expires under its terms later this year. As of May 13, 2005, under the 1995 Plan, options to purchase 1,329,413 shares of Common Stock were outstanding and 662,229 shares reserved were available for additional grants. The Common Stock covered by the 2005 Director Plan may be either authorized but unissued shares or treasury shares. If there is a forfeiture, expiration, termination, cancellation or settlement for cash of any Award granted under the 2005 Director Plan without the issuance of shares, the shares covered by such forfeited, terminated or canceled Award or equal to the number of shares settled, surrendered, withheld or tendered, shall again become available for transfer pursuant to Awards under the 2005 Director Plan.

      The following summary of certain provisions of the 2005 Director Plan is qualified in its entirety by reference to the copy of the 2005 Director Plan set forth in Appendix A to this Proxy Statement.

      Administration. The 2005 Director Plan provides that grants of Awards and other determinations under the Plan shall be made by (i) the Compensation Committee of the Board or (ii) the Board (the "Administrator"). To the extent required for Awards to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, the Compensation Committee will be composed of two or more directors, each of whom is a "non-employee direct" within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from Awards to be deductible by the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Compensation Committee will be composed of two or more directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Code.

      The 2005 Director Plan does not limit the number of shares with respect to which incentive stock options, non-qualified stock options, and stock appreciation rights may be granted in any one calendar year to any individual Outside Director.

      Eligibility. Awards under the 2005 Director Plan may be made only to Outside Directors in recognition of such Director's service on the Board and/or on one or more Committees of the Board.

      Types of Awards. Awards may be made under the 2005 Director Plan in the form of (a) options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units, and (f) other equity-based or equity-related Awards which the Committee determines to be consistent with the purpose of the 2005 Director Plan and the interests of the Company (including, but not limited to, stock bonuses and warrants).

                  Stock Options.  The 2005 Director Plan permits the granting of stock options whose terms will be solely determined by the Compensation Committee. The exercise price of options granted under the 2005 Director Plan may be paid in cash or by such other method as the Committee may prescribe, provided, however, that any participant exercising rights and obtaining shares pursuant to awards granted under the 2005 Director Plan must pay cash or other valid consideration equal to the aggregate par value of such shares to the extent required by the Delaware General Corporation Laws. Any taxes required to be withheld must be paid by the participant at the time of exercise. The Company may deduct or withhold from any payment or distribution an amount sufficient to satisfy such withholding obligation. The grantee may elect to have the Company withhold shares of Common Stock or may tender previously owned shares of Common Stock to satisfy the withholding obligation. The period of any option will be determined by the Compensation Committee, but no option may be exercised after the expiration of ten years from the date it is granted. Option awards will provide rules covering the time of exercise of an option in case of retirement, death, disability, or other termination of service as a Director.

                  Stock Appreciation  Rights. The 2005 Director Plan permits the granting of stock appreciation rights in conjunction with all or part of a stock option granted under the 2005 Director Plan. Such rights may be granted either at or after the date of grant of such Option. Stock appreciation rights will be exercisable only at such time and to the extent that the stock options to which they relate are exercisable. Upon exercise of a stock appreciation right, a Participant will receive an amount equal to the product of (a) the excess of the fair market value of one share of Common Stock over the exercise price per share specified in the related stock option times (b) the number of shares in respect of which the stock appreciation right shall have been exercised, in cash, shares of Common Stock or both, with the Compensation Committee having the right to determine the form of payment.

                  Dividend Equivalent Rights. The 2005 Director Plan permits the
            Compensation Committee to include in any award a dividend equivalent right entitling the participant to receive amounts equal to all or any portion of the dividends that would be paid on the shares of Common Stock covered by the Award if such shares had been delivered pursuant to the Award. The Compensation Committee will determine whether the payment of dividend equivalent rights will be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time at which they shall be made, and such other terms and conditions as the Committee considers appropriate.

                  Restricted  Stock Awards and Restricted  Stock Units. The 2005
            Director Plan permits the granting of or offering for sale restricted shares of Common Stock and restricted stock units in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Upon receipt of restricted shares of Common Stock, the participant has the rights of a shareholder with respect to the restricted stock, subject to any restrictions and conditions that the Compensation Committee may impose. On the delivery date of a restricted stock unit, the participant receives one share of Common Stock or cash equal in value to a share of Common Stock or a combination thereof, as specified by the Compensation Committee.

                  Other Stock-Based  Awards.  The 2005 Director Plan permits the
            Compensation Committee to grant other types of equity-based or equity-related awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Such awards may entail the transfer of actual shares of Common Stock to participants or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

                  Tax Offset Bonuses. The Compensation  Committee may grant to a participant a specified amount of cash for the purpose of assisting the participant to pay taxes resulting from the grant of an Award.

      Change in Control. The Committee may provide in any award agreement for provisions relating to a "change in control" of the Company, including, without limitation, the acceleration or extension of the exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to, any outstanding Awards. Unless otherwise provided in a participant's award agreement, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of the Company with or into any other entity (the "successor entity") or any transaction in which another person or entity acquires all of the Company's issued and outstanding Common Stock, or all, or substantially all, of the Company's assets, outstanding Awards may be assumed or an equivalent Award may be substituted by the successor entity or a parent or subsidiary of the successor entity.

      Amendment of the 2005 Director Plan. The Board may from time to time alter, suspend, discontinue, revise, amend or terminate the 2005 Director Plan in any respect whatsoever, provided, that no such modification of the 2005 Director Plan shall adversely affect in any material way any award previously granted under the 2005 Director Plan, without the written consent of the participant who received such award. However, the Board may not amend, without stockholder approval, the 2005 Director Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

      Term of the 2005 Director Plan. Unless terminated earlier as provided in the 2005 Director Plan, the 2005 Director Plan will expire ten years from its effective date, which shall be the date on which it is approved by the Company's stockholders.

Certain Federal Income Tax Consequences

      The following summary of federal income tax consequences is based upon existing statutes, regulations and interpretations thereof. The applicable rules are complex, and income tax consequences may vary depending upon the particular circumstances of each plan participant. This Proxy Statement describes federal income tax consequences of general applicability, but does not purport to describe either particular consequences to each individual plan participant or foreign, state or local income tax consequences, which may differ from the United States federal income tax consequences.

Stock Options and Stock Appreciation Rights

      Award; Exercise. The grant of stock options and stock appreciation rights under the 2005 Director Plan will not result in income taxable to the participant or provide a deduction to the Company. However, the exercise of a stock option or a stock appreciation right results in taxable income to the holder, and the Company is entitled to a corresponding deduction. At the time of the exercise of a stock option, the amount so taxable and so deductible will be the excess of the fair market value of the shares purchased over their option price. Upon the exercise of a stock appreciation right, the participant will be taxed at ordinary income tax rates on the amount of the cash and the fair market value of the shares received by the employee, and the Company will be entitled to a corresponding deduction.

      Sale of Option Shares. Upon sale, other than to the Company, of shares acquired under a stock option, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. Certain lower rates apply if the shares have been held for longer periods. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

      Exercise with Stock. If an optionee tenders Common Stock to pay all or part of the exercise price of a stock option, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired, are taxable to the optionee, and have a basis equal to their fair market value on the exercise date.

      If the surrendered shares are statutory option stock, with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

Restricted Stock Awards and Restricted Stock Units

      Award; Exercise. A participant who is granted a restricted award or restricted stock unit will not recognized taxable income upon the receipt of such shares or stock units so long as the interest in such shares or stock units is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. Upon lapse or release of the restrictions, the recipient will recognize taxable income at ordinary income tax rates on an amount equal to the fair market value of the shares or stock units less the amount of any price paid for the shares or stock units. The Company will be entitled to a corresponding deduction when the value of the award is included in the recipient's taxable income. The basis of restricted shares or restricted stock units held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be long-term or short-term capital gain or loss, depending upon the length of time the shares or stock unites are held. A participant may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares or restricted stock units at the time of transfer. If the election is not made, the basis of the shares or stock units so acquired will be equal to the fair market value at the time of transfer. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

Other Stock Based Awards and Incentive Awards

      Award; Exercise. A participant will realize ordinary income as a result of performance awards at the time Common Stock is transferred or cash is paid in an amount equal to the value of the shares delivered plus the cash paid.

Option Grants Contingent upon Stockholder Approval of the 2005 Director Plan

      The Compensation Committee has not made or proposed any option grants or other awards under the 2005 Director Plan that will become effective subject to stockholder approval of this Proposal 4.

Approval Required

      Approval of Proposal 4 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

      The Board unanimously recommends a vote FOR the approval of the 2005 Director Plan. Proxies solicited by the Board will be so voted unless stockholders specify a different choice in their proxies.

     PROPOSAL TO ADOPT AMENDMENTS TO THE CALYPTE BIOMEDICAL CORPORATION 2004
                                 INCENTIVE PLAN
                                  (Proposal 5)

         On February 24, 2004, the Board adopted, subject to approval by the stockholders at the 2004 Annual Meeting of Stockholders, the Calypte Biomedical Corporation 2004 Incentive Plan, (the "2004 Plan"). Our stockholders approved the adoption of the 2004 Plan and the reservation of 30,000,000 shares of Common Stock for issuance thereunder at the Annual Meeting held on June 22, 2004. On March 7, 2005, the Board unanimously approved, subject to stockholder approval, an amendment to the 2004 Plan increasing the number of shares reserved for issuance thereunder and certain other modifications.

         In this Proposal 5, stockholders are being asked to approve an amendment to the 2004 Plan to (i) increase by 17,000,000 shares the number of shares of Common Stock reserved for issuance thereunder, (ii) permit the granting of awards under the 2004 Plan to employees and others providing services to the Company's affiliates, and (iii) increase from 8,000,000 shares to 20,000,000 shares the maximum number of shares which shall be available for delivery as restricted stock and restricted stock units. The text of the 2004 Plan, as amended subject to stockholder approval of this Proposal 5, is attached as Appendix B to this Proxy Statement

Background of the Proposal

         Subject to the approval of the amendment by the Company's stockholders, the 2004 Plan will authorize the granting of Awards with respect to an aggregate of 47,000,000 shares of Common Stock. In April 2004, when the Company issued the Proxy that requested its stockholders approve the adoption of the 2004 Plan, they also requested that 30,000,000 shares of the Company's Common Stock be reserved for issuance under the 2004 Plan, an amount which represented approximately 21% of the Company's then-outstanding Common Stock. As of May 2, 2005, the Company has issued options to purchase approximately 21.6 million shares of its Common Stock under the 2004 Plan, leaving approximately 8.4 million shares reserved and available for additional grants. Based on the number of shares of Common Stock outstanding at May 2, 2005 and the number of shares potentially issuable upon the conversion of the Secured 8% Convertible Notes due on April 3, 2007 and the related Series B Warrants which the Company issued on April 4, 2005, the latter of which the Company may be able, under certain conditions, to require the investors to exercise, both of which have been described more completely in Proposal 3 herein, the increased number of shares proposed for reservation under the 2004 Plan would again represent approximately 21% of the Company's outstanding and potentially issuable shares of Common Stock. The Company believes that the requested 17,000,000 share increase in the number of shares reserved for issuance is required for the flexibility necessary to provide appropriate incentives to employees, potential employees, consultants and other parties to whom awards may be made under the 2004 Plan that will encourage loyalty to Calypte and continue to align interests of grantees with those of Calypte's stockholders. Subject to the approval of this Proposal by the stockholders, there will be approximately 25.2 million shares of Common Stock reserved and available for grants under the 2004 Plan, which number the Company estimates should be adequate to satisfy its award requirements for the foreseeable future. The Common Stock covered by the 2004 Plan may be either authorized but unissued shares or treasury shares. If there is a forfeiture, expiration, termination, cancellation or settlement for cash of any Award granted under the 2004 Plan without the issuance of shares, the shares covered by such forfeited, terminated or canceled Award or equal to the number of shares settled, surrendered, withheld or tendered, shall again become available for transfer pursuant to Awards under the 2004 Plan.

         As Calypte's business expands internationally, we have entered into an affiliate arrangement to manufacture and market our products in China. In the future, we may create or acquire other affiliated entities in other locations. To provide incentives and awards for managers, employees and others who may provide services to these affiliated entities and to align their interests more closely with those of Calypte and our stockholders, the Board and the Company believe it appropriate to permit the granting of options and other awards under the 2004 Plan to employees, consultants and others who provide services to Calypte's affiliates. Since the 2004 Plan, as originally adopted, limited the granting of awards under the Plan to parties performing services as Calypte's employees or consultants, stockholders are now being requested to expand the eligibility of awards to include parties who provide services to Calypte's affiliated entities.

         Although Calypte has historically awarded stock options as its primary equity incentive, the 2004 Plan permits other equity-based awards, including restricted stock and restricted stock units. As adopted, the 2004 Plan limited to 8,000,000 shares the aggregate number of shares that could be awarded as restricted stock or restricted stock units. The Board and the Company believe that it is necessary for Calypte to continue to provide competitive equity incentives to attract and retain the services of qualified employees, executives and consultants and to better align their interests with those of stockholders. Additionally, the Board and the Company are reviewing Financial Accounting Standards Board Statement No. 123, Share Based Payments, (Revised 2004) and believe that a greater degree of flexibility than was originally contemplated may be necessary with respect to the types of awards that may be granted under the 2004 Plan. Accordingly, the Board is recommending that the aggregate limit on the number of shares of restricted stock and restricted stock units that can be issued under the 2004 Plan be increased from 8,000,000 shares to 20,000,000 shares. This proposed amendment will provide Calypte the flexibility to continue to offer competitive equity incentives as desired.

Description of the 2004 Plan

         The following summary of certain provisions of the 2004 is qualified in its entirety by reference to the copy of the 2004 Plan, incorporating the proposed amendments, which is set forth in Appendix B to this Proxy Statement.

         Purpose. The purpose of the 2004 Plan is to attract, retain and motivate officers, employees (including prospective employees), consultants and others who may perform services for the Company or an affiliate, to compensate them for their contributions to the long-term growth and profits of the Company or an affiliate, and to encourage them to acquire a proprietary interest in the success of the Company by providing them with the opportunity to acquire Common Stock or to receive monetary payments based on the value of the Common Stock or on the financial performance of the Company, or both, on advantageous terms. The 2004 Plan is designed to permit the Company to provide several different forms of awards to meet competitive conditions, including incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units, other equity-based or equity-related award and incentive awards based on achievement of performance goals (collectively, the "Awards").

         Administration. The 2004 Plan provides that grants of Awards and other determinations under the Plan shall be made by (i) the Compensation Committee of the Board or (ii) the Board (the "Administrator"). To the extent required for Awards to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, the Compensation Committee will be composed of two or more directors, each of whom is a "non-employee direct" within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from Awards to be deductible by the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Compensation Committee will be composed of two or more directors, each of whom is an "outside director" within the meaning of Section 162(m) of the Code.

         Performance Based Compensation. Section 162(m) of the Code limits to $1 million annually the income tax deduction a public corporation may claim for compensation paid to any of its top five executive officers, except in limited circumstances. One such exception is for "performance based compensation," which is defined as compensation paid solely on account of the attainment of one or more performance goals, but only (1) if the goals are determined by a compensation committee of the board of directors comprised of two or more outside directors, (2) the performance goals are disclosed to stockholders and approved by a majority vote before the remuneration is paid, and (3) before the remuneration is paid, the Compensation Committee certifies that the performance goals and any other material terms were in fact satisfied.

         Internal Revenue Service regulations provide that compensation attributable to a stock option or stock appreciation right will be deemed to satisfy the requirement that performance goals be preestablished if the grant of the award is made by a properly appointed Compensation Committee appointed by the Board; the plan under which the award is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any employee; and, under the terms of the option or award, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award. In the case of all other types of awards, the performance criteria must be established within 90 days after the commencement of the period of service to which the performance goal relates, and the performance goal must be objective and capable of determination by a third party having knowledge of the relevant facts.

         The 2004 Plan includes features intended to permit the Administrator to grant Awards to employees that will qualify as performance-based compensation. The 2004 Plan limits the number of shares with respect to which incentive stock options, non-qualified stock options, and stock appreciation rights may be granted in any one calendar year to any one individual participant to 8,000,000 shares of Common Stock. The 2004 Plan further limits the number of shares with respect to which restricted stock or restricted stock units may be granted to an aggregate of 20,000,000 shares of Common Stock. The 2004 Plan also provides that the total value of any Award intended to qualify as performance-based compensation granted to any one individual participant in any calendar year is limited to $1 million, based upon the value of the Award assuming performance goals met on the date of the Award grant. The 2004 Plan provides that the Administrator may condition exercise of an Award on attainment of an objective performance goal or goals based on one or more of the following performance criteria: earnings (either in the aggregate or on a per-share basis), total stockholder return, return on equity, return on capital, net income, cash flow, operating income or profit, gross revenues, economic value added, or strategic business criteria. The levels of performance required with respect to Performance Goals may be expressed in absolute or relative levels.

         Eligibility. Awards under the 2004 Plan may be made to such officers, employees (including prospective employees), consultants and other individuals who may perform services for the Company or an Affiliate, as the Compensation Committee may select.

         Types of Awards.  Awards may be made under the 2004 Plan in the form of
(a) options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units, (f) other equity-based or equity-related Awards which the Committee determines to be consistent with the purpose of the 2004 Plan and the interests of the Company (including, but not limited to, stock bonuses and warrants), and (g) incentive awards. No incentive stock option may be granted to a non-employee.

                  Stock  Options.  The  Incentive  Plan  permits the granting of options that are either incentive stock options ("ISOs") or nonqualified stock options ("NSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent, subsidiary, or affiliate of the Company. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the 2004 Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a 10% stockholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. If the shares of Common Stock subject to a participant's ISO which become exercisable for the first time during any calendar year have a fair market value in excess of $100,000, the options for the excess will be treated as NSOs.

                  The exercise price of options  granted under the 2004 Plan may be paid in cash or by such other method as the Committee may prescribe, provided, however, that any participant exercising rights and obtaining shares pursuant to awards granted under the 2004 Plan must pay cash or other valid consideration equal to the aggregate par value of such shares to the extent required by the Delaware General Corporation Laws. Any taxes required to be withheld must be paid by the participant at the time of exercise. The Company may deduct or withhold from any payment or distribution an amount sufficient to satisfy such withholding obligation. The grantee may elect to have the Company withhold shares of Common Stock or may tender previously owned shares of Common Stock to satisfy the withholding obligation. The period of any option will be determined by the Administrator, but no option may be exercised after the expiration of ten years from the date it is granted. Option awards will provide rules covering the time of exercise of an option in case of retirement, death, disability, or other termination of employment

                  Stock Appreciation Rights. The 2004 Plan permits the granting of stock appreciation rights in conjunction with all or part of a stock option granted under the 2004 Plan. In the case of a NSO, such rights may be granted either at or after the date of grant of such Option. In the case of an ISO, such rights may be granted only at the date of grant of such Option. Stock appreciation rights will be exercisable only at such time and to the extent that the stock options to which they relate are exercisable. Upon exercise of a stock appreciation right, a Participant will receive an amount equal to the product of (a) the excess of the fair market value of one share of Common Stock over the exercise price per share specified in the related stock option times (b) the number of shares in respect of which the stock appreciation right shall have been exercised, in cash, shares of Common Stock or both, with the Compensation Committee having the right to determine the form of payment.

                  Dividend Equivalent Rights. The 2004 Plan permits the Compensation Committee to include in any award a dividend equivalent right entitling the participant to receive amounts equal to all or any portion of the dividends that would be paid on the shares of Common Stock covered by the Award if such shares had been delivered pursuant to the Award. The Compensation Committee will determine whether the payment of dividend equivalent rights will be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time at which they shall be made, and such other terms and conditions as the Committee considers appropriate.

                  Restricted Stock Awards and Restricted Stock Units. The 2004 Plan permits the granting of or offering for sale restricted shares of Common Stock and restricted stock units in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Upon receipt of restricted shares of Common Stock, the participant has the rights of a shareholder with respect to the restricted stock, subject to any restrictions and conditions that the Compensation Committee may impose. On the delivery date of a restricted stock unit, the participant receives one share of Common Stock or cash equal in value to a share of Common Stock or a combination thereof, as specified by the Compensation Committee. No more than a total of 20,000,000 shares of Common Stock are available for delivery as restricted stock and restricted stock units.

                  Other Stock-Based Awards. The 2004 Plan permits the Compensation Committee to grant other types of equity-based or equity-related awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Such awards may entail the transfer of actual shares of Common Stock to participants or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

                  Incentive Awards. The 2004 Plan permits the Compensation Committee to grant Incentive Awards in such amounts and subject to the achievement of performance goals and other terms and conditions as the Committee may determine. Incentive awards will be granted and administered to comply with the requirements of Section 162(m) of the Code. After the term for the applicable performance period has ended, the participant will be entitled to payment based on the level of achievement of the performance goals set by the Compensation Committee. The Compensation Committee shall certify the achievement of the performance goals in writing before the incentive award is settled. At the discretion of the Compensation Committee, the settlement of incentive awards may be in cash, shares of Common Stock, or in some combination thereof.

                  Tax Offset Bonuses. The Compensation  Committee may grant to a
         participant   specified   amount  for  the  purpose  of  assisting  the
         participant to pay taxes resulting from the grant of an Award.

         Change in Control. The Committee may provide in any award agreement for provisions relating to a "change in control" of the Company, including, without limitation, the acceleration or extension of the exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to, any outstanding Awards. Unless otherwise provided in a participant's award agreement, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of the Company with or into any other entity (the "successor entity") or any transaction in which another person or entity acquires all of the Company's issued and outstanding Common Stock, or all, or substantially all, of the Company's assets, outstanding Awards may be assumed or an equivalent Award may be substituted by the successor entity or a parent or subsidiary of the successor entity.

         Amendment of the 2004 Plan. The Board may from time to time alter, suspend, discontinue, revise, amend or terminate the 2004 Plan in any respect whatsoever, provided, that no such modification of the 2004 Plan shall adversely affect in any material way any award previously granted under the 2004 Plan, without the written consent of the participant who received such award. However, the Board may not amend, without stockholder approval, the 2004 Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

         Term of the 2004 Plan. Unless terminated earlier as provided in the 2004 Plan, the 2004 Plan will expire on June 22, 2014, which is ten years from its effective date, the date on which it was approved by the Company's stockholders.

Certain Federal Income Tax Consequences

         The following summary of federal income tax consequences is based upon existing statutes, regulations and interpretations thereof. The applicable rules are complex, and income tax consequences may vary depending upon the particular circumstances of each plan participant. This Proxy Statement describes federal income tax consequences of general applicability, but does not purport to describe either particular consequences to each individual plan participant or foreign, state or local income tax consequences, which may differ from the United States federal income tax consequences.

         Incentive Stock Options ("ISOs")

         Award; Exercise. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company (including directors who are also employees) or an affiliate. An optionee does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the option exercise price (the "option spread") is includible in the optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The option spread is generally measured on the date of exercise and is includible in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture" (including, in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, any limitations on resale of shares imposed under Section 16(b) of the Exchange Act).


         Sale of Option Shares. If an optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company is taxable as long-term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain, and is "long-term" gain if the shares have been held more than one year as of the date of sale. Optionees are required to notify the Company immediately prior to making a Disqualifying Disposition. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.


         Exercise with Stock. If an optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in the value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously owned stock is used to exercise an ISO.


         The present position of the Internal Revenue Service ("IRS") appears to be that income and employment withholding taxes are not imposed upon the exercise of an ISO or the sale of ISO shares. The IRS is studying this position and may change it at any time, possibly with retroactive effect.

         Non-qualified Stock Options (NSOs) and Stock Appreciation Rights

         Award; Exercise. The grant of non-qualified stock options and stock appreciation rights will not result in income taxable to the employee or provide a deduction to the Company. However, the exercise of a non-qualified stock option or a stock appreciation right results in taxable income to the holder, and the Company is entitled to a corresponding deduction. At the time of the exercise of a non-qualified stock option, the amount so taxable and so deductible will be the excess of the fair market value of the shares purchased over their option price. Upon the exercise of a stock appreciation right, the participant will be taxed at ordinary income tax rates on the amount of the cash and the fair market value of the shares received by the employee, and the Company will be entitled to a corresponding deduction.

         Sale of Option Shares. Upon sale, other than to the Company, of shares acquired under an NSO, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. Certain lower rates apply if the shares have been held for longer periods. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.


         Exercise with Stock. If an optionee tenders Common Stock (other than statutory option stock--see above) to pay all or part of the exercise price of an NSO, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired, are taxable to the optionee, and have a basis equal to their fair market value on the exercise date.


         If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

Restricted Stock Awards and Restricted Stock Units

         Award; Exercise. A participant who is granted a restricted stock award or restricted stock unit will not recognize taxable income upon the receipt of such shares or stock units so long as the interest in such shares or stock units is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. Upon lapse or release of the restrictions, the recipient will recognize taxable income at ordinary income tax rates on an amount equal to the fair market value of the shares or stock units less the amount of any price paid for the shares or stock units. The Company will be entitled to a corresponding deduction when the value of the award is included in the recipient's taxable income. The basis of restricted shares or restricted stock units held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be long-term or short-term capital gain or loss, depending upon the length of time the shares or stock units are held. A participant may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares or restricted stock units at the time of transfer. If the election is not made, the basis of the shares or stock units so acquired will be equal to the fair market value at the time of transfer. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

         Other Stock Based Awards and Incentive Awards

Award; Exercise. A participant will realize ordinary income as a result of performance awards at the time Common Stock is transferred or cash is paid in an amount equal to the value of the shares delivered plus the cash paid.

Option Grants Contingent upon Stockholder Approval of the Amendment to the 2004 Plan

The Compensation Committee has not made or proposed any option grants or other awards under the 2004 Plan that will become effective subject to stockholder approval of this Proposal 5. Option grants from the 2004 Plan during 2004 to the Named Executive Officers are detailed in the table on page 8 of this Proxy.

Approval Required

         Approval of Proposal 5 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

         The Board unanimously recommends a vote FOR the approval of the amendments to the 2004 Plan. Proxies solicited by the Board will be so voted unless stockholders specify a different choice in their proxies.

          PROPOSAL TO RATIFY THE APPOINTMENT OF REGISTERED INDEPENDENT
                             PUBLIC ACCOUNTING FIRM
                                  (Proposal 6)


      The Audit Committee of the Board has recommended and the Board has appointed the firm of Odenberg Ullakko Muranishi & Co. LLP ("OUM") as the independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2005. OUM has been so engaged since December 24, 2003. The Board recommends that stockholders vote in favor of ratifying such appointment.

      OUM representatives are expected to attend the 2005 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

      We are asking our stockholders to ratify the selection of OUM as our independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of OUM to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

Approval Required

      Approval of Proposal 6 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.


      The Board unanimously recommends a vote FOR the ratification of the appointment of OUM as the independent registered accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2005. Proxies solicited by the Board will be so voted unless stockholders specify a different choice in their proxies.



                                  OTHER MATTERS


Deadline for Receipt of Stockholder Proposals for Inclusion in the Company's Proxy Statement for the 2006 Annual Meeting

      Under the rules of the Securities and Exchange Commission, stockholder proposals submitted for next year's Proxy Statement must be received by the Company no later than the close of business on February 28, 2006, to be considered. Proposals should be addressed to: Secretary, Calypte Biomedical Corporation, 5000 Hopyard Road, Suite 480, Pleasanton, CA 94588.


      Any stockholder who wishes to bring a proposal before the Calypte Biomedical Corporation 2006 Annual Meeting of Stockholders, but does not wish to include it in the Company's proxy materials, must provide written notice of the proposal to Calypte's Secretary, at the above address, by March 30, 2006.

Other Information

      The Company does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other matter or proposal that may properly come before the meeting, including voting for the election of any person as a director in place of a nominee named herein who becomes unable to serve or for good cause will not serve and voting on a proposal omitted from this Proxy Statement pursuant to the rules of the Securities and Exchange Commission, it is intended that proxies received will be voted in accordance with the discretion of the proxy holders.

      There are no matters on the agenda that involve rights of appraisal of a stockholder.

Information Incorporated By Reference

      The Company incorporates by reference all items and matters contained in its Annual Report on Form 10-KSB/A (No. 1) for the fiscal year ended December 31, 2004 and its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 each as filed with the Securities and Exchange Commission



                                           By order of the Board of Directors,

                                           /s/ J. Richard George
                                           J. Richard George
                                           President and Chief Executive Officer

Pleasanton, California
May__, 2005

                                                                      Appendix A
                          THE CALYPTE BIOMEDICAL CORPORATION
                             2005 DIRECTOR INCENTIVE PLAN

                                       ARTICLE I

                                        GENERAL

1.1   Purpose.

      The purpose of the Calypte Biomedical Corporation 2005 Director Incentive Plan is to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company and its Affiliates, to provide additional incentive to the Outside Directors of the Company and its Affiliates to serve as Directors and to encourage their continued service.

1.2   Definitions of Certain Terms.

      1.2.1 "Affiliate" means a corporation which, for purposes of Section 424 of the Code, is a Parent or Subsidiary of the Company, direct or indirect.

      1.2.2       "Award" means an award made pursuant to the Plan.

      1.2.3 "Award Agreement" means the written document by which each Award is evidenced.

      1.2.4       "Board" means the Board of Directors of Calypte.

      1.2.5 "Calypte" means Calypte Biomedical Corporation, a Delaware corporation, and any successor thereto.

      1.2.6 "Certificate" means a stock certificate (or other appropriate document or evidence of ownership) representing shares of Common Stock of Calypte.

      1.2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

      1.2.8 "Committee" means the Compensation Committee of the Board or any successor thereto or such other committee or subcommittee designated by the Board to administer the Plan in accordance with Section 1.3.

      1.2.9 "Common Stock" means common stock of Calypte, par value $0.03 per share.

      1.2.10      "Company" means Calypte.

      1.2.11 "Director" means a member of the Board or of the board of directors of an Affiliate.

      1.2.12 "Disability" means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a disability within the meaning of Section 22(e)(3) of the Code.

      1.2.13 "Employee" means any person, including officers and Directors employed by the Company or an Affiliate. Neither service as a Director nor payment of a Director's fee by the Company or an Affiliate will be sufficient, in and of itself, to constitute "employment" by the Company or by an Affiliate.

      1.2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the applicable rules and regulations thereunder.

      1.2.15 "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

      1.2.15.1 If the Common Stock is listed on any established stock exchange, the NASDAQ System or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in the Wall Street Journal or any other source the Committee considers reliable.

      1.2.15.2 If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee, such determination by the Committee to be final, conclusive and binding.

      1.2.16 "Grant Notice" means the written notice evidencing certain terms and conditions of an Award. The Grant Notice is part of the Award Agreement.

      1.2.17      "Inside Director" means a Director who is an Employee.

      1.2.18      "Option" means a stock option granted  pursuant to the Plan.

      1.2.19 "Outside Director," for purposes of this Plan only, means a Director who is not an Employee or a greater than 10%
                  stockholder, directly or beneficially of the Company or an Affiliate.

      1.2.20      "Parent"  means  a  "parent   corporation,"   whether  now  or
                  hereafter existing, as defined in Section 424(e) of the Code.

      1.2.21 "Plan" means the Calypte Biomedical Corporation 2005 Director Plan, as described herein and as hereafter amended from time to time.

      1.2.22 "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

1.3   Administration.

      1.3.1 Subject to Section 1.3.4, the Plan shall be administered by the Board or the Committee, whose members shall serve at the pleasure of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to Awards to persons subject to Section 16 of the Exchange Act may be taken by the Board or the Committee composed of two or more members, each of whom is a "non-employee director" within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from Awards under the Plan to be deductible by Calypte pursuant to Section 162(m) of the Code, such Awards may be granted by the Committee composed of two or more members, each of whom is an "outside director" within the meaning of Code
                  Section 162(m).

      1.3.2 Subject to Section 3.2, the Committee shall have complete control over the administration of the Plan and shall have the authority in its discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and any Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the
                  Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law, (g) amend any outstanding Award Agreement in any respect, including, without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised, waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions, or reflect a change in the grantee's circumstances (e.g., a change to part-time employment status), and (h) determine whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Common Stock, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended, (2) shares of Common Stock, other securities, other Awards or other property, and other amounts payable with respect to an Award may be deferred either automatically or at the election of the grantee thereof or of the Committee, (3) loans (whether or not secured by Common Stock) may be extended by the Company or an Affiliate with respect to any Awards and
                  (4) Awards may be settled by Calypte, any of its Affiliates or any of its or their designees.

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




      1.3.3 Actions of the Committee may be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee any of its administrative responsibilities.

      1.3.4 No member of the Board or the Committee or any employee of the Company or of an Affiliate shall be liable for any action or determination made in good faith with respect to the Plan or any Award thereunder. Each such person shall be indemnified and held harmless by Calypte against and from any loss, cost, liability, or expense that may be imposed upon or incurred by such person in connection with or resulting from any action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure act under the Plan or any Award Agreement and against and from any and all amounts paid by such person, with Calypte's approval, in settlement thereof, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided that Calypte shall have the right, at its own expense, to assume and defend the same. The foregoing right of indemnification shall not be available to a person to the extent that a final judgment or other final adjudication binding upon such person establishes that the acts or omissions of such person giving rise to the indemnification claim resulted from such person's bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under Calypte's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that Calypte may have to indemnify such persons or hold them harmless.

1.4   Persons Eligible for Awards.

      1.4.1       Awards under the Plan may be made only to Outside Directors.

      1.4.2 The Plan shall not confer upon any grantee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company or with an Affiliate at any time.

1.5   Termination of Continuous Status as a Director.

      1.5.1 The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 3.1, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a termination of grantee's status as a Director. Except as otherwise determined by the Committee, in the event a grantee's status as a Director terminates (other than upon the grantee's death or Disability), all Options that have not been exercised or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of such termination shall immediately be terminated and cancelled upon such termination.

      1.5.2 Death or Disability. Except as otherwise provided in the applicable Award Agreement, upon the grantee's Disability or death, the grantee:

            1.5.2.1 shall forfeit all Awards that have not previously vested or remain subject to a risk of forfeiture; and

            1.5.2.2 shall have one (1) year to exercise the grantee's Awards that are vested on the date of Disability or death if the grantee's status as a Director is terminated due to the grantee's Disability or death.

      1.5.3 Termination after Change in Control. Except as otherwise provided by the Committee or in the applicable Award Agreement, if any grantee's status as a Director is terminated by the Company or an Affiliate for any reason other than the grantee's Disability or death within six (6) months after a "change in control" as defined in Section 3.9, then all unvested Awards and other Awards remaining subject to a risk of forfeiture held by such grantee shall become fully vested for exercise upon such termination. 1.5.4 Any Awards not exercised within the permissible period of time shall be forfeited by the grantee. Notwithstanding any of the foregoing, the grantee shall not be permitted to exercise any Option at a time beyond the initial option term. 1.5.5 Awards granted under the Plan shall not be affected by any change of service within or among the Company and any Affiliates so long as the grantee continues to be a Director of the Company or any Affiliate, provided, however, if a grantee's service as a Director by either the Company or an Affiliate should cease (other than to become a Director of an Affiliate or the Company), such termination shall affect the grantee's rights under any Award granted to such grantee in accordance with the terms of the Plan and the applicable Award Agreement.

1.6   Types of Awards Under Plan.

      Awards may be made under the Plan in the form of (a) Options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units, and (f) other equity-based or equity-related Awards which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company or an Affiliate.

1.7   Shares Available for Awards.

      1.7.1       Total  shares  available.  Subject to  adjustment  pursuant to
                  Section 1.7.2, the total number of shares of Common Stock which may be delivered pursuant to Awards granted under the Plan shall be 18,000,000. If, after the effective date of the Plan, any Award is forfeited or otherwise terminated or canceled without the delivery of shares of Common Stock or is settled for cash, any shares of Common Stock are surrendered or withheld from any Award to satisfy a grantee's income tax or other withholding obligations, or any shares of Common Stock owned by a grantee are tendered to pay the exercise price of any Award granted under the Plan, then the shares covered by such forfeited, terminated or canceled Award or which are equal to the number of shares settled, surrendered, withheld or tendered shall again become available for transfer pursuant to Awards granted or to be granted under this Plan.

      1.7.2 Any shares of Common Stock (a) delivered by Calypte, (b) with respect to which Awards are made by Calypte and (c) with respect to which Calypte becomes obligated to make Awards, in each case through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares of Common Stock available for Awards under this Plan. Shares of Common Stock which may be delivered pursuant to Awards may be authorized but unissued Common Stock or authorized and issued Common Stock held in Calypte's treasury or otherwise acquired for the purposes of the Plan.

      1.7.3 Adjustments. The Committee shall have the authority (but shall not be required) to adjust the number of shares of Common Stock authorized pursuant to Section 1.7.1 and to adjust equitably (including, without limitation, by payment of cash) the terms of any outstanding Awards (including, without limitation, the number of shares of Common Stock covered by each outstanding Award, the type of property to which the
                  Award is subject and the exercise or strike price of any Award), in such manner as it deems appropriate to preserve the benefits or potential benefits intended to be made available to grantees of Awards, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, spinoff, splitup, combination or reclassification of the Common Stock, or any other event the Committee determines in its sole discretion affects the capitalization of Calypte., including any extraordinary dividend or distribution. After any adjustment made pursuant to this Section 1.7, the number of shares of Common Stock subject to each outstanding Award shall be rounded to the nearest whole number.

      1.7.4 Except as provided under the terms of any applicable Award Agreement, there shall be no limit on the number or the value of shares of Common Stock that may be subject to Awards to any individual under the Plan.

      1.7.5 There shall be no limit on the amount of cash, securities or other property that may be delivered pursuant to any Award.

                                   ARTICLE II

                             AWARDS UNDER THE PLAN

2.1   Agreements Evidencing Awards.

      Each Award granted under the Plan shall be evidenced by a written document which shall contain such provisions and conditions as the Committee deems appropriate. The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company or an Affiliate. By accepting an Award pursuant to the Plan, a grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2   No Rights as a Stockholder.

      No grantee of an Award shall have any of the rights of a stockholder of Calypte with respect to shares subject to such Award until the delivery of such shares. Except as otherwise provided in Section 1.7.2, no adjustments shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is prior to the date such shares are delivered.

2.3   Grant of Options.

      The Committee may grant Options to purchase shares of Common Stock from Calypte, in such amounts and subject to such terms and conditions as the Committee may determine. The price of an Option under this Plan shall be determined in the sole discretion of the Committee; provided, however, if the Committee designates an Option as an Incentive Stock Option, then such Option shall be granted only to an employee of the Company or an Affiliate, shall have a per share price not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the
Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate (a "10% Owner"), have a per share price not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant, and shall be for a period of not more than 10 years (five years if the Grantee is a 10% Owner) from the date of grant.
Notwithstanding designation as an Incentive Stock Option, if the shares of Common Stock subject to a grantee's Incentive Stock Options (granted under all plans of the Company or an Affiliate), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for the excess will be treated as Nonqualified Stock Options. Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Common Stock will be determined as of the date of grant.

2.4   Stock Appreciation Rights.

      The Committee may grant Stock Appreciation Rights in conjunction with all or part of an Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the date of grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the date of grant of such Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Option. In either case, the terms and conditions of a Stock Appreciation Right shall be set forth in the Award Agreement for the related Option or an amendment thereto. Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate. Upon exercise of a Stock Appreciation Right, a grantee shall be entitled to receive an amount equal to the product of (a) the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the related Option times (b) the number of shares in respect of which the Stock Appreciation Right shall have been exercised, in cash, shares of Common Stock or both, with the Committee having the right to determine the form of payment.

2.5   Exercise of Options and Stock Appreciation Rights.

      2.5.1 Any acceptance by the Committee of a grantee's written notice of exercise of an Option shall be conditioned upon payment for the shares being purchased. Such payment may be made in cash or by such other method as the Committee may from time to time prescribe.

      2.5.2 After receiving payment from the grantee of the full Option exercise price, or after receiving notice from the grantee of the exercise of a stock appreciation right for which payment will be made by Calypte partly or entirely in shares of Common Stock, Calypte shall, subject to the provisions of the Plan or any Award Agreement, deliver the shares of Common Stock.

2.6   Grant of Dividend Equivalent Rights.

      The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the dividends that would be paid on the shares of Common Stock covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Calypte until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.7   Grant of Restricted Stock.

      The Committee may grant or offer for sale restricted shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall determine, including restrictions based upon the achievement of
Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals; provided, that such restrictions may lapse, if so determined by the Committee, in the event of the Grantee's Termination of Employment due to death, Disability or Termination of Employment by the Company or an Affiliate without Cause. Upon the delivery of restricted shares of Common Stock, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to any restrictions and conditions as the Committee may include in the applicable Award Agreement. In the event that a Certificate is issued in respect of restricted shares of Common Stock, such Certificate may be registered in the name of the grantee but shall be held by Calypte or its designated agent until the time the restrictions lapse.

2.8   Grant of Restricted Stock Units.

      The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee shall determine. A grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Calypte until delivery of shares of Common Stock or cash is made as specified in the applicable Award Agreement. On the delivery date, the grantee of each restricted stock unit not previously forfeited shall receive one share of Common Stock or cash equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.9   Grant of Other Stock-Based Awards.

      The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.11  Tax Offset Bonuses.

      At the time an Award is made hereunder or at any time thereafter, the Committee may grant to the grantee receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the grantee, for assisting the purpose of the grantee to pay the resulting taxes, all as determined by and on such other terms the Committee, andconditions as the Committee shall determine.

                           ARTICLE III MISCELLANEOUS

3.1   Date of Adoption and Term of Plan.

      The Plan was adopted by the Board on March 7, 2005, and shall be made effective as of such date, subject to the approval of the Plan by the stockholders of Calypte. Unless sooner terminated by the Board, the Plan shall terminate on the day before the tenth anniversary of the effective date of the Plan. The Board reserves the right to terminate the Plan at any time; provided, however, that all Awards made under the Plan prior to shall its termination remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.2   Amendment of the Plan.

      3.2.1 The Board may from time to time alter, suspend, discontinue, revise, amend or terminate the Plan in any respect whatsoever, provided, that no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the grantee of such Award, except as otherwise specifically permitted in the Plan or such Award Agreement.

      3.2.2 Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment shall be obtained only to the extent necessary to comply with any applicable law, rule or regulation or stock exchange requirement.

3.3   Stockholder Approval.

      The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

3.4   Tax Withholding.

      3.4.1 As a condition to the delivery of any shares of Common Stock pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of Calypte or any of its subsidiaries or affiliates relating to an Award (including, without limitation, FICA tax), (a) Calypte may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a grantee whether or not pursuant to the Plan or (b) the Committee shall be entitled to require that the grantee remit cash to Calypte or any of its subsidiaries or affiliates (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of Calypte to satisfy such withholding obligation.

      3.4.2 If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, unless the applicable Award Agreement provides otherwise, at the discretion of the Committee, the grantee may satisfy the withholding obligation described under Section 3.4.1 by electing to have Calypte withhold shares of Common Stock (which withholding will be at a rate not in excess of the statutory minimum rate) or by tendering previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules). For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and Calypte may cause any fractional share amount to be settled in cash).

3.5   Required Consents and Legends.

      3.5.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a "plan action"), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop order against any legended shares.

      3.5.2 The term "consent" as used herein with respect to any plan action includes (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (c) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency and (d) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require Calypte to list, register or qualify the shares of Common Stock on any securities exchange.

3.6   Nonassignability.

      Except to the extent otherwise expressly provided in the applicable Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any cash-settled instrument) (each such action being hereinafter referred to as an "assignment"), whether voluntarily or involuntarily, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative. Notwithstanding the immediately preceding sentence, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a grantee to transfer any Award to any person or entity that the Committee so determines. Any assignment in violation of the provisions of this Section 3.6 shall be void. All of the terms and conditions of this Plan and the Award Agreements shall be binding upon any such permitted successors and assigns.

3.7 Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision.

      No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the law of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. If a grantee of an Award, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted under the terms of the Award Agreement or by such Committee action to make any such election and the grantee makes the election, the grantee shall notify the Committee of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

3.8   Change in Control.

      3.8.1 The Committee may provide in any Award Agreement for provisions relating to a "change in control" of Calypte (as such term is defined by the Committee in any such Award Agreement), including, without limitation, the acceleration or extension of the exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to, any outstanding Awards.

      3.8.2 Unless otherwise provided in the applicable Award Agreement, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of Calypte with or into any other entity ("successor entity") or any transaction in which another person or entity acquires all of the issued and outstanding Common Stock of Calypte, or all or substantially all of the assets of Calypte, outstanding Awards may be assumed or an equivalent Award may be substituted by such successor entity or a Parent or Subsidiary of such successor entity.

3.9   Right of Discharge Reserved.

      Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continued by the Company or an Employment Affiliate or affect any right which the Company or an Affiliate may have to terminate such Employment.

3.10     Nature of Payments.

      3.10.1 Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan shall be in consideration of services performed or to be performed for the Company by the grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to an Employee.

      3.10.2 All such grants and deliveries shall constitute a special discretionary incentive payment to the grantee and shall not be required to be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the grantee, unless the Company specifically provides otherwise.

3.11  Non-Uniform Determinations.

      The Committee's determinations under the Plan and Award Agreements need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a grantee's Employment has been terminated for purposes of the Plan.

3.12  Other Payments or Awards.

      Nothing contained in the Plan shall be deemed in any way to limit or restrict Calypte from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.13  Plan Headings.

      The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.14  Governing Law.

      ALL RIGHTS AND OBLIGATIONS UNDER THE PLAN AND EACH AWARD AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

3.15  Severability; Entire Agreement.

      If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.16  Waiver of Claims.

      Each grantee of an Award recognizes and agrees that prior to being selected by the Committee to receive an Award he or she has no right to any benefits hereunder. Accordingly, in consideration of the grantee's receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, Calypte, or the Board, or any amendment to the Plan or any Award Agreement (other than an amendmento this Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement).

3.17  No Third Party Beneficiaries.

      Except as expressly provided therein, neither the Plan nor any Award Agreemenshall confer on any person other than the Company and the grantee of any Award any rights or remedies thereunder.

3.18  Successors and Assigns of Calypte.

      The terms of this Plan shall be binding upon and inure to the benefit of Calypte and its successors and assigns.

                                                                      Appendix B

                       THE CALYPTE BIOMEDICAL CORPORATION
                               2004 INCENTIVE PLAN
                    AMENDED AND RESTATED AS OF MARCH 7, 2005

                                    ARTICLE I

                                     GENERAL

1.1   Purpose.

      The purpose of the Calypte Biomedical Corporation 2004 Incentive Plan is to attract, retain and motivate officers, employees (including prospective employees), consultants and others who may perform services for the Company or an Affiliate, to compensate them for their contributions to the long-term growth and profits of the Company or an Affiliate, and to encourage them to acquire a proprietary interest in the success of the Company or an Affiliate.

1.2   Definitions of Certain Terms.

      1.2.1 "Affiliate" means a corporation which, for purposes of Section 424 of the Code, is a Parent or Subsidiary of the Company, direct or indirect.

      1.2.2 "Award" means an award made pursuant to the Plan.

      1.2.3 "Award Agreement" means the written document by which each Award is evidenced.

      1.2.4 "Board" means the Board of Directors of Calypte.

      1.2.5  "  Calypte"  means  Calypte  Biomedical  Corporation,   a  Delaware
Corporation, and any successor thereto.

      1.2.6 "Cause" means the causes set forth in any written employment or services agreement between the Company and the grantee or an Affiliate or the grantee, if any, or, in the absence of such an agreement, means any of the following acts or circumstances: (i) willful destruction by the grantee of Company or Affiliate property having a material value to the Company or an Affiliate; (ii) fraud, embezzlement, theft, or comparable dishonest activity committed by the grantee against the Company; (iii) the Participant's conviction of or entering a plea of guilty or nolo contendere to any crime constituting a felony or any misdemeanor involving fraud, dishonesty or moral turpitude; (iv) the grantee's breach, neglect, refusal or failure to discharge, in each case in any material respect, his or her duties (other than due to Disability) commensurate with his or her title and function or failure to comply with the lawful directions of the Board; or (v) a willful and knowing material misrepresentation by the grantee to the Board.

      1.2.7 "Certificate" means a stock certificate (or other appropriate document or evidence of ownership) representing shares of Common Stock of Calypte.

      1.2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

      1.2.9 "Committee" means the Compensation Committee of the Board or any successor thereto or such other committee or subcommittee designated by the Board to administer the Plan in accordance with Section 1.3.

      1.2.10 "Common Stock" means common stock of Calypte, par value $0.03 per share.

      1.2.11 "Company" means Calypte.

      1.2.12 "Disability" means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a disability within the meaning of Section 22(e)(3) of the Code.

      1.2.13 "Employment" means a grantee's performance of services for the Company, as determined by the Committee. The terms "employ" and "employed" shall have their correlative meanings.

      1.2.14 Act" means the "Exchange Securities Exchange Act of 1934, as amended from time to time, and the applicable rules and regulations thereunder.

      1.2.15 "Fair Market Value" means, as of any date, the value of Common Stock determined as follows: If the Common Stock is

              1.2.15.1 listed on any established stock exchange, the NASDAQ System or a national market system, including without limitation, the National System of Market NASDAQ, the Fair Market Value of a share of Common Stock will be closing the sales price for such stock (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Common Stock) on the day of determination,as reported in the Wall Street Journal or any other source the Committee considers reliable.

              1.2.15.2 If the Common Stock is not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee, such determination by the Committee to be final, conclusive and binding.

      1.2.16 "Grant Notice" means the written notice evidencing certain terms and conditions of an Award. The Grant Notice is part of the Award Agreement. Award" means any Award

      1.2.17 "Incentive granted contingently on the achievement of Performance Goals during Performance Periods, expressed in U.S. currency or Stock or any combination Common thereof, intended to qualify as compensation pursuant to performance-based Section 162(m) of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

      1.2.18 "IncentiveStock Option" means an Option that is intended to qualify for ncome tax treatment special federali pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

      1.2.19 "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

      1.2.20 "Option" means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.

      1.2.21 "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.'

      1.2.22 "Performance Goals" means objectives for the Company, an Affiliate or any individual grantee established by the Committee with respect to Incentive Awards contingently granted under the Plan. The Performance Goals shall be based on one or more of the following criteria: earnings (either in the aggregate or on a per-share basis), total stockholder return, return on equity, return on capital, net income, cash flow, operating income or profit, gross revenues, economic value added, or strategic business criteria. The levels of performance required with respect to Performance Goals may be expressed in absolute or relative levels.

      1.2.23  "Performance   Period"  means  a  set  time  period  during  which
Performance Goals must be met.

      1.2.24 "Plan" means the Calypte Biomedical Corporation 2004 Incentive Plan, as described herein and as hereafter amended from time to time.

      1.2.25 "Subsidiary" means a `subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

      1.2.26 "Termination of Employment" occurs on the first day on which a grantee is for any reason no longer providing services to the Company in the capacity of an employee, officer or consultant.

1.3   Administration.

      1.3.1 Subject to Section 1.3.4, the Plan shall be administered by the Board or the Committee, whose members shall serve at the pleasure of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to Awards to persons subject to Section 16 of the Exchange Act may be taken by the Board or the Committee composed of two or more members, each of whom is a "non-employee director" within the meaning of Exchange Act Rule 16b-3. To the extent required for compensation realized from Awards under the Plan to be deductible by Calypte pursuant to Section 162(m) of the Code, such Awards may be granted by the Committee composed of two or more members, each of whom is an "outside director" within the meaning of Code Section 162(m).

      1.3.2 Subject to Section 3.2, the Committee shall have complete control over the administration of the Plan and shall have the authority in its discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and any Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law, (g) amend any outstanding Award Agreement in any respect, including, without limitation, to accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised, waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions, or reflect a change in the grantee's circumstances (e.g., a change to part-time employment status), and (h) determine whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Common Stock, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended, (2) shares of Common Stock, other securities, other Awards or other property, and other amounts payable with respect to an Award may be deferred either automatically or at the election of the grantee thereof or of the Committee, (3) loans (whether or not secured by Common Stock) may be extended by the Company or an Affiliate with respect to any Awards and (4) Awards may be settled by Calypte, any of its Affiliates or any of its or their designees.

      1.3.3 Actions of the Committee may be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee any of its administrative responsibilities.

      1.3.4 No member of the Board or the Committee or any employee of the Company or of an Affiliate shall be liable for any action or determination made in good faith with respect to the Plan or any Award thereunder. Each such person shall be indemnified and held harmless by Calypte against and from any loss, cost, liability, or expense that may be imposed upon or incurred by such person in connection with or resulting from any action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure act under the Plan or any Award Agreement and against and from any and all amounts paid by such person, with Calypte's approval, in settlement thereof, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided that Calypte shall have the right, at its own expense, to assume and defend the same. The foregoing right of indemnification shall not be available to a person to the extent that a final judgment or other final adjudication binding upon such person establishes that the acts or omissions of such person giving rise to the indemnification claim resulted from such person's bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under Calypte's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that Calypte may have to indemnify such persons or hold them harmless.

1.4   Persons Eligible for Awards.

      Awards under the Plan may be made to such officers, employees (including prospective employees), consultants and other individuals who may perform services for the Company or for an Affiliate, as the Committee may select.

1.5   Termination of Employment.

      1.5.1 The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 3.1, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Employment. Except as otherwise determined by the Committee, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Employment shall be forfeited.

      1.5.2 Awards granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates so long as the grantee continues to be an employee or consultant of the Company or any Affiliate, provided, however, if a grantee's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the grantee's rights under any Award granted to such grantee in accordance with the terms of the Plan and the applicable Award Agreement.

      1.5.3 Termination for Cause. If a grantee's Employment is terminated for Cause, then all Options and other Awards that remain subject to a risk of forfeiture or which are not otherwise vested held by such grantee shall immediately be terminated and cancelled upon Termination of Employment.

      1.5.4 Death, Disability, Termination without Cause. Except as otherwise provided in the applicable Award Agreement, upon the grantee's death, Disability or Termination of Employment for any reason other than for Cause, the grantee:

              1.5.4.1 shall forfeit all Awards that have not previously vested or remain subject to a risk of forfeiture;

              1.5.4.2 shall have thirty (30) days to exercise the grantee's Awards that are vested on the Termination of Employment if such termination is for any reason other than the grantee's Disability or death; and

              1.5.4.3 shall have one (1) year to exercise the grantee's Awards that are vested on the date of Disability or death if the grantee's Termination of Employment is due to the grantee's Disability or death.

      1.5.5 Termination after Change in Control. Except as otherwise provided by the Committee or in the applicable Award Agreement, if any grantee's Employment is terminated by the Company or an Affiliate for any reason other than for Cause within six (6) months after a "change in control" as defined in Section 3.7, then all unvested Awards and other Awards remaining subject to a risk of forfeiture held by such grantee shall become fully vested for exercise upon the Termination of Employment.

      1.5.6 Any Awards not exercised within the permissible period of time shall be forfeited by the grantee. Notwithstanding any of the foregoing, the grantee shall not be permitted to exercise any Option at a time beyond the initial option term.

1.6   Types of Awards Under Plan.

      Awards may be made under the Plan in the form of (a) Options, (b) stock appreciation rights, (c) dividend equivalent rights, (d) restricted stock, (e) restricted stock units, (f) other equity-based or equity-related Awards which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company or an Affiliate, and (g) Incentive Awards. No Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by Calypte in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.

1.7   Shares Available for Awards.

      1.7.1 Total shares available. Subject to adjustment pursuant to Section

      1.7.2, the total number of shares of Common Stock which may be delivered pursuant to Awards granted under the Plan shall be 47,000,000, of which 20,000,000 shall be available for delivery as restricted stock and restricted stock units. If, after the effective date of the Plan, any Award is forfeited or otherwise terminates or is canceled without the delivery of shares of Common Stock or is settled for cash, any shares of Common Stock are surrendered or withheld from any Award to satisfy a grantee's income tax or other withholding obligations, or any shares of Common Stock owned by a grantee are tendered to pay the exercise price of any Award granted under the Plan, then the shares covered by such forfeited, terminated or canceled Award or which are equal to the number of shares settled, surrendered, withheld or tendered shall again become available for transfer pursuant to Awards granted or to be granted under this Plan.

      1.7.2 Any shares of Common Stock (a) delivered by Calypte, (b) with respect to which Awards are made by Calypte and (c) with respect to which Calypte becomes obligated to make Awards, in each case through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares of Common Stock available for Awards under this Plan. Shares of Common Stock which may be delivered pursuant to Awards may be authorized but unissued Common Stock or authorized and issued Common Stock held in Calypte's treasury or otherwise acquired for the purposes of the Plan.

      1.7.3 Adjustments. The Committee shall have the authority (but shall not be required) to adjust the number of shares of Common Stock authorized pursuant to Section 1.7.1 and to adjust equitably (including, without limitation, by payment of cash) the terms of any outstanding Awards (including, without limitation, the number of shares of Common Stock covered by each outstanding Award, the type of property to which the Award is subject and the exercise or strike price of any Award), in such manner as necessary to preserve the benefits or potential benefits intended to be made available to grantees of Awards, for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, spinoff, splitup, combination or reclassification of the Common Stock, or any other event the Committee determines in its sole discretion affects the capitalization of Calypte, including any extraordinary dividend or distribution. After any adjustment made pursuant to this Section 1.7, the number of shares of Common Stock subject to each outstanding Award shall be rounded to the nearest whole number.

      1.7.4 Maximum Awards.  Subject to adjustment as provided in Section 1.7.2,
(a) the maximum number of shares of Common Stock with respect to which Options or stock appreciation rights may be granted to an individual grantee during any calendar year shall equal 8,000,000 shares of Common Stock, (b) the maximum number of shares of Common Stock with respect to which restricted stock or restricted stock units may be granted to an individual grantee during any calendar year shall equal 8,000,000 shares of Common Stock, (c) the total value of any Incentive Award awarded to an individual grantee during any calendar year shall not exceed $1,000,000. Any shares of Common Stock (a) delivered by Calypte, (b) with respect to which Awards are made by Calypte and (c) with respect to which Calypte becomes obligated to make Awards, in each case through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not be counted against the shares of Common Stock available for Awards under this Plan. Shares of Common Stock which may be delivered pursuant to Awards may be authorized but unissued Common Stock or authorized and issued Common Stock held in Calypte's treasury or otherwise acquired for the purposes of the Plan.

                                   ARTICLE II
                              AWARDS UNDER THE PLAN

2.1   Agreements Evidencing Awards.

      Each Award granted under the Plan shall be evidenced by a written document which shall contain such provisions and conditions as the Committee deems appropriate. The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under this Plan or any award granted under any other plan of the Company or an Affiliate. By accepting an Award pursuant to the Plan, a grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2   No Rights as a Stockholder.

      No grantee of an Award shall have any of the rights of a stockholder of Calypte with respect to shares subject to such Award until the delivery of such shares. Except as otherwise provided in Section 1.7.2, no adjustments shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is prior to the date such shares are delivered.

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

2.3   Grant of Options.

The Committee may grant Options to purchase shares of Common Stock from Calypte, in such amounts and subject to such terms and conditions as the Committee may determine. The price of an Option under this Plan shall be determined in the sole discretion of the Committee; provided, however, if the Committee designates an Option as an Incentive Stock Option, then such Option shall be granted only to an employee of the Company or an Affiliate, shall have a per share price not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate (a "10% Owner"), have a per share price not less than 110% of the Fair Market Value of a share Stock on the date of of Common grant, and shall be for a period of not more than 10 years (five years if the Grantee is a 10% Owner) from the date of grant. Notwithstanding designation as an Incentive Stock Option, if the shares of Common Stock subject to a grantee's Incentive Stock Options (granted under all plans of the Company or an Affiliate), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for the excess will be treated as Nonqualified Stock Options. Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Common Stock will be determined as of the date of grant.

2.5   Stock Appreciation Rights.

      The Committee may grant Stock Appreciation Rights in conjunction with all or part of an Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the date of grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the date of grant of such A Option. Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Option. In either case, the terms and conditions of a Stock Appreciation Right shall be set forth in the Award Agreement for the related Option or an amendment thereto. Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate. Upon exercise of a Stock Appreciation Right, a grantee shall be entitled to receive an amount equal to the product of (a) the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the related Option times (b) the number of shares in respect of which the Appreciation Right shall have been exercised, in cash, shares of Stock Common Stock or both, with the Committee having the right to determine the form of payment.

2.5   Exercise of Options and Stock Appreciation Rights.

      2.5.1 Any acceptance by the Committee of a grantee's written notice of exercise of an Option shall be conditioned upon payment for the shares being purchased. Such payment may be made in cash or by such other method as the Committee may from time to time prescribe.

      2.5.2 After receiving payment from the grantee of the full Option exercise price, or after receiving notice from the grantee of the exercise of a stock appreciation right for which payment will be made by Calypte partly or entirely in shares of Common Stock, Calypte shall, subject to the provisions of the Plan or any Award Agreement, deliver the shares of Common Stock.

2.6   Grant of Dividend Equivalent Rights.

      The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the grantee to receive amounts equal to all or any portion of the dividends that would be paid on the shares of Common Stock covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Calypte until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee shall determine whether such payments shall be made in cash, in shares of Common Stock or in another form, whether they shall be conditioned upon the exercise of the Award to which they relate, the time or times at which they shall be made, and such other terms and conditions as the Committee shall deem appropriate.

2.7   Grant of Restricted

      Stock. The Committee may grant or offer for sale restricted shares of Common Stock in such amounts and subject to such terms and conditions as the Committee including shall determine, restrictions based upon the achievement of Performance Goals, time-based restrictions on vesting following the attainment of the Goals; provided, that such Performance restrictions may lapse, if so determined by in the event of the the Committee, Grantee's Termination of Employment due to death, Disability or Termination of Employment by the Company or an Affiliate without Cause. Upon the delivery of restricted shares of Common Stock, the grantee shall have the rights of a stockholder with respect to the restricted subject to stock, any restrictions and conditions as the Committee may include in the applicable In the event that a Certificate Award Agreement. is issued in respect of shares of Common Stock, such restricted Certificate may be registered in the name of the grantee but shall be held by Calypte or its designated agent until the time the restrictions lapse.

2.8   Grant of Restricted Stock Units.

      The may grant Committee Awards of restricted stock units in such amounts and subject to terms such and conditions as the Committee shall determine. A grantee of a restricted stock unit will have only the rights of a general creditor of Calypte until delivery of shares of Common unsecured Stock or cash is made as specified in the applicable Award Agreement. On the delivery date, the grantee of each stock unit not restricted previously forfeited shall receive one share of Stock Common or cash equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.9   Grant of Other Stock-Based Awards.

      The Committee may grant other types of equity-based or equity-related Awards (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee Such Awards may entail the transfer of actual shares of shall determine. Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

2.10  Grant of Incentive Awards.

      The Committee may grant Incentive Awards in such amounts and subject to the achievement of Performance Goals during Performance Periods and other terms and conditions as the Committee shall determine. Incentive Awards shall be granted and administered to comply with the requirements of Section 162(m) of the Code. After the applicable Performance Period has ended, the grantee shall be entitled to based on the level payment ofachievement of the Performance Goals set by the Committee. The Committee shall certify the achievement of the Performance Goals in writing before the Incentive Award is settled. At the discretion of the the settlement of Incentive Awards may be in Committee, cash, shares of Common Stock, or in some combination thereof, as set forth in the Award Agreement. If a grantee is or demoted promoted during a Performance Period, then, to the extent Committee determines the that the Award, the Performance Goals or the Performance Period are no longer appropriate, the hange, eliminate or cancel the Committee may adjust,c Award, the Performance Goals or the Performance Period, as it deems appropriate in order applicable to make them appropriate and comparable to the initial Award, the Performance Goals or the Performance Period.

      2.11  Tax Offset Bonuses.

      At the time an Award is made hereunder or at the any time thereafter, Committee may grant to the grantee receiving such Award the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Award results in compensation income to the grantee, for the purpose of assisting the grantee to pay the resulting taxes, all as determined by the Committee, and on such other terms and conditions as the Committee shall determine.

                                   ARTICLE III
                                  MISCELLANEOUS

3.1   Date of Adoption and Term of Plan

      The Plan was originally adopted by the Board on March 2, 2004, and made effective as of June 22, 2004. Unless sooner terminated by the Board, the Plan shall terminate on the day before the tenth anniversary of the effective date of the Plan. The Board reserves the right to terminate the Plan at any time; provided, however, that all Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.2   Amendment of the Plan.

      3.2.1 The Board may from time to time alter, suspend, discontinue, revise, amend or terminate the Plan in any respect whatsoever, provided, that no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the grantee of such Award, except as otherwise specifically permitted in the Plan or such Award Agreement.

      3.2.2 Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment shall be obtained only to the extent necessary to comply with any applicable law, rule or regulation or stock exchange requirement.

3.3   Tax Withholding.

      3.3.1 As a condition to the delivery of any shares of Common Stock pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of Calypte or any of its subsidiaries or affiliates relating to an Award (including, without limitation, FICA tax), (a) Calypte may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a grantee whether or not pursuant to the Plan or (b) the Committee shall be entitled to require that the grantee remit cash to Calypte or any of its subsidiaries or affiliates (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of Calypte to satisfy such withholding obligation.

      3.3.2 If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, unless the applicable Award Agreement provides otherwise, at the discretion of the Committee, the grantee may satisfy the withholding obligation described under Section 3.2.1 by electing to have Calypte withhold shares of Common Stock (which withholding will be at a rate not in excess of the statutory minimum rate) or by tendering previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules). For this purpose, Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and Calypte may cause any fractional share amount to be settled in cash).

3.4   Required Consents and Legends.

      3.4.1 If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a "plan action"), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing shares delivered pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop order against any legended shares.

      3.4.2 The term "consent" as used herein with respect to any plan action includes (a) any and all listings, ualification registrations or q s in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States, (b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committeemay deemnecessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the that any such listing, requiremen qualification or registration be made, (c) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory bodyor any stock exchange or self-regulatory agency and (d) any and all consents or authorizations required to with, required to be obtained comply or under, applicable local law or required by the Committee. herein otherwiseNothing shall require Calypte to list, register or qualify the shares of Common Stock on any securities exchange.

3.5   Nonassignability.

      Except to the otherwise provided in extent expressly the applicable Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any instrument) (each such action being hereinafter referred to as cash-settled an , whether voluntarily or "assignment") involuntarily, other than by will or by the laws and distribution, and all of descent such Awards (and any rights thereundeshall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative. Notwithstanding the immediately the Committee may precedingsentencepermit, under such terms and conditions that it appropriate in its sole deems discretion, a grantee to transfer any Award to any person or entity that the Committee so determines. Any assignment provisions of this Section 3.5 shall be in violationo the void. All of the terms and conditions of this Plan and the Award Agreements shall be binding upon any such permitted successors and assigns.

3.6 Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision.

      No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the law of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. If a grantee of an Award, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted under the terms of the Award Agreement or by such Committee action to make any such election and the grantee makes the election, the grantee shall notify the Committee of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

3.7 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

      If any grantee shall make any disposition of shares of Common Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such grantee shall notify Calypte of such disposition within 10 days thereof.

3.8   Change in Control.

      3.8.1 The Committee may provide in any Award Agreement for provisions relating to a "change in control" of Calypte (as such term is defined by the Committee in any such Award Agreement), including, without limitation, the acceleration or extension of the exercisability of, or the lapse of restrictions or deemed satisfaction of goals with respect to, any outstanding Awards.

      3.8.2 Unless otherwise provided in the applicable Award Agreement, in the event of a merger, consolidation, mandatory share exchange or other similar business combination of Calypte with or into any other entity ("successor entity") or any transaction in which another person or entity acquires all of the issued and outstanding Common Stock of Calypte, or all or substantially all of the assets of Calypte, outstanding Awards may be assumed or an equivalent Award may be substituted by such successor entity or a Parent or Subsidiary of such successor entity.

3.9   Right of Discharge Reserved.

      Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continued by the Company or Employment an Affiliate or affect any right which the Company or an Affiliate may have to terminate such Employment.

3.10     Nature of Payments.

      3.10.1 Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan shall be in consideration of services performed or to be performed for the Company or an Affiliate by the grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to an Employee.

      3.10.2 All such grants and deliveries shall constitute a special discretionary incentive payment to the grantee and shall not be required to be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or an Affiliate or under any agreement with the grantee, unless the Company or an Affiliate specifically provides otherwise.

3.11  Non-Uniform Determinations.

      The Committee's determinations under the Plan and Award Agreements need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a grantee's Employment has been terminated for purposes of the Plan.

3.12  Other Payments or Awards.

      Nothing contained in the Plan shall be deemed in any way to limit or restrict Calypte from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.13  Plan Headings.

      The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.14  Governing Law.

      ALL RIGHTS AND OBLIGATIONS UNDER THE PLAN AND EACH AWARD AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

3.15  Severability; Entire Agreement.

      If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.16  Waiver of Claims.

      Each grantee of an Award recognizes and agrees that prior to being selected by the Committee to receive an Award he or she has no right to any benefits hereunder. Accordingly, in consideration of the grantee's receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, Calypte, or the Board, or any amendment to the Plan or any Award Agreement (other than an amendmento this Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement).

3.17  No Third Party Beneficiaries.

      Except as expressly provided therein, neither the Plan nor any Award Agreemenshall confer on any person other than the Company and the grantee of any Award any rights or remedies thereunder.

3.18  Successors and Assigns of Calypte.

      The terms of this Plan shall be binding upon and inure to the benefit of Calypte and its successors and assigns.

                                                                      APPENDIX C

                         CALYPTE BIOMEDICAL CORPORATION
                             AUDIT COMMITTEE CHARTER
                          Restated As of March 7, 2005

INTRODUCTION

The Audit Committee of the Board of Directors assists the Board of Directors of Calypte Biomedical Corporation (the "Company") in fulfilling its oversight responsibilities relating to the integrity of the financial statements, compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the independent auditor, and such other duties as directed by the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditor.

STRUCTURE AND ORGANIZATION

1. The committee will be composed solely of directors who have the necessary experience and independent of the management of the Company and are free are of any relationship that may interfere with their exercise of independent judgment as a committee all in accordance with United States member, Security Exchange Commission ("SEC) and American Stock Exchange requirements.

2. The committee will consist of at least three members of the Board of Directors. Committeemembers and the committee chair serve at the pleasure of the Board of Directors. All members must be or become financially literate, at least one member must have accounting or related financial management expertise, and at least one member must be an "audit committee financial expert" as defined by SEC rules.

3. A committee member invited to sit on another public Company's audit committee must notify the committee. The committee must determine whether or not the committee member's service on another Company's audit committee impairs the directors' ability to serve on the Company's committee.

4. The committee will meet at least four times a year, on a quarterly basis, or more frequently as circumstances require. A majority of the committee members shall be present to constitute a quorum for the transaction of the committee's business. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. Meetings may be in person or by video or telephone conference if necessary.

5. The committee is expected to maintain free and open communication with management and the independent auditor.

6. The committee has the authority to investigate any matter brought to its attention and to retain independent legal, accounting or other advisors for this purpose if determined appropriate, in its sole judgment. The Company will provide funding for that purpose as determined by the committee. The committee's responsibilities include:

GENERAL RESPONSIBILITIES

1. Meet at least quarterly with the independent auditor and management in separate sessions to discuss any matters that the committee or these groups believe should be discussed privately with the committee. Provide sufficient opportunity for the independent auditor to meet with others in the Company as appropriate.

2. Regularly report to the Board of Directors on committee matters.

3. Review and reassess the adequacy of this Charter annually and propose to the Board of Directors any changes to the Charter.

4. Set policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

5. Prepare a report of the committee in accordance with SEC requirements to be included in the Company's annual proxy statement.

RESPONSIBILITIES RELATED TO THE INDEPENDENT AUDITOR

1. Retain and, where appropriate, terminate the independent auditor. On an annual basis, approve the compensation of the independent auditor, and evaluate the performance of the independent auditor. The independent auditor reports directly to the committee.

2. Review with the independent auditor and management the audit plan of the independent auditor for the current year and the following year.

3. Establish a policy with respect to the evaluation and approval of audit and permittednon-audit services and related fees, to be performed by the independent auditor.

4. On an annual basis, discuss and consider the independent auditor's written affirmation that the auditor is in fact independent. Obtain a formal written statement from the independent auditor delineating all relationships between the Company and the independent auditor, actively engage in dialogue regarding disclosed relationships or services which may impact the objectivity and independence of the independent auditor, and take or recommend that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence. The committee will evaluate the qualifications, performance and independence of the independent auditor and present its conclusions to the Board of Directors.

5. At the committee's discretion, arrange for the independent auditor to be available to the full Board of Directors to help provide a basis for the Board of Directors' approval of the independent auditor's appointment.

6. Review with the independent auditor the matters relating to the conduct of the including any problems or audit, difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

RESPONSIBILITIES FOR OVERSIGHT OF THE QUALITY AND INTEGRITY OF ACCOUNTING, AUDITING AND REPORTING PRACTICES OF THE COMPANY

1. Discuss the annual and quarterly financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," with management and the independent auditor prior to filing. The committee should meet and discuss each quarterly earnings announcement, as well as financial information and earnings guidance provided to analysts, with management (and the independent auditor, if desired) prior to release. The discussion may be done generally, and may include the types of information to be disclosed and the types of presentations to be made. These discussions should cover the quality (not just the acceptability) of the financial reporting, and such other matters as the committee deems appropriate.

2. Review with management and the independent auditor critical accounting policies, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles.

3. As necessary, discuss with management any significant financial risk exposure and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

4. Review with management and the independent auditor the adequacy and effectiveness of the Company's disclosure controls and procedures, internal controls for financial reporting and computerized information systems controls.

PERIODIC RESPONSIBILITIES

1. Review with management any legal and regulatory matters that may have a material impact on the Company's compliance policies and financial statements, compliance programs.

2. Oversee the Company's Corporate Compliance Program and periodically review and suggest to management any necessary improvements in the program. Establish procedures within the Corporate Compliance Program for the (i) receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and (ii) confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters and other matters under the Company's Code of Business Conduct. From time to time, meet with the Company's Chief Compliance Officer.

3. Act as the Company's Qualified Legal Compliance Committee ("QLCC") for purposes of internal and external attorney reporting under Section 307 of the Sarbanes-Oxley Act of 2002. Establish a procedure for confidential receipt, retention and consideration of any attorney report to the QLCC.

4. Review and approve transactions with the Company involving management and/or members of the Board of Directors and other related party transactions which are not otherwise subject to the approval of the Compensation and Management Development Committee and would require disclosure under SEC rules.

5. Annually assess the committee's performance.

6. Perform such other functions assigned by law, the Company's charter or bylaws, or the Board of Directors.

                         CALYPTE BIOMEDICAL CORPORATION
                          5000 HOPYARD ROAD, SUITE 480
                          PLEASANTON, CALIFORNIA 94588

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. RICHARD GEORGE and RICHARD D. BROUNSTEIN, and each of them, with full power of substitution, as the proxy or proxies of the undersigned to vote all shares of Common Stock of Calypte Biomedical Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of Calypte Biomedical Corporation to be held at the Four Points Sheraton Hotel, located at 5115 Hopyard Road, Pleasanton, CA 94588 on June 30, 2005, at 10:00 a.m. local time, and at any adjournments or postponements thereof, with all powers that the undersigned would have if personally present thereat:

                            (CONTINUED ON OTHER SIDE)

                          /*\ FOLD AND DETACH HERE /*\

--------------------------------------------------------------------------------

Please mark   |X|
your votes
as this

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6.


                                                                                           WITHHOLD
                                                             FOR all nominees            AUTHORITY to
                                                        (except as marked to             vote for all
                                                         the contrary below)         nominees listed below
1.    Election of Directors                                      |_|                          |_|

      Roger I.  Gale;  John J.  DiPietro;  Paul E.
      Freiman;  Julius R. Krevans, M.D.; and Maxim
      A.   Soulimov.   (The  Board  of   Directors
      recommends a vote FOR.)

      This proxy will be voted in the election of directors in the manner described in the proxy statement for the 2005 annual meeting of stockholders. (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided to the right.)

2.    Proposal to approve  the  issuance of shares          FOR       AGAINST           ABSTAIN
      of  common  stock in excess of 19.99% of the          |_|         |_|               |_|
      outstanding    common    stock   and   price
      adjustments  in  connection  with our  April
      2005  issuance of notes and  warrants.  (The
      Board of Directors recommends a vote FOR.)

3.    Proposal   to  approve   the   issuance   of          FOR       AGAINST           ABSTAIN
      additional   shares  of  common   stock  and          |_|         |_|               |_|
      warrant shares and adjustment of the warrant
      exercise  price in  connection  with amended
      securities  granted to the  investors in our
      May and July 2004 placements.  (The Board of
      Directors recommends a vote FOR.)

4.    Proposal to adopt the Company's 2005 Director          FOR       AGAINST           ABSTAIN
      Incentive  Plan and to authorize  18,000,000           |_|         |_|               |_|
      shares of Common  Stock to be  reserved  for
      Pssuance    thereunder.    (The   Board   of
      Directors recommends a vote FOR.)



5.    Proposal   to  amend   the   Company's   2004          FOR       AGAINST           ABSTAIN
      Incentive   Plan   and   to   authorize   an           |_|         |_|               |_|
      additional 17,000,000 shares of Common Stock
      to be reserved for Pssuance  thereunder;  to
      permit grants to employees,  consultants and
      others  providing  services to affiliates of
      the Company;  and to increase to  20,000,000
      shares the number of shares of Common  Stock
      available for delivery as  restricted  stock
      and restricted stock inits thereunder.  (The
      Board of Directors recommends a vote FOR.)


6.    Proposal   to  ratify  the   appointment   of          FOR       AGAINST           ABSTAIN
      Odenberg Ullakko  Muranishi & Co. LLP as the           |_|         |_|               |_|
      independent   registered  public  accounting
      firm  to  audit  the   Company's   financial
      statements   for  the  fiscal   year  ending
      December 31, 2005.

      (The Board of  Directors  recommends  a vote FOR.)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment or postponement thereof.

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder____________________

Signature if held jointly __________________               Dated: ________, 2005

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person.